   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 27, 1996

                                                 REGISTRATION STATEMENT 33-79808
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                         POST-EFFECTIVE AMENDMENT NO. 3

                                       TO

                                    FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2
                               ------------------

     A. Exact name of trust: FKLA VARIABLE SEPARATE ACCOUNT

     B. Name of depositor: FEDERAL KEMPER LIFE ASSURANCE COMPANY

     C. Complete address of depositor's principal executive offices:

        1 Kemper Drive
        Long Grove, Illinois 60049

     D. Name and complete address of agent for service:

                             DEBRA P. REZABEK, ESQ.
                     Federal Kemper Life Assurance Company
                                 1 Kemper Drive
                           Long Grove, Illinois 60049

                                  COPIES TO:
      FRANK JULIAN, ESQ.                              JOAN E. BOROS, ESQ.
Federal Kemper Life Assurance Company                Katten Muchin & Zavis
       1 Kemper Drive                        1025 Thomas Jefferson Street, N.W.
  Long Grove, Illinois 60049                        Washington, D.C. 20007

     It is proposed that this filing will become effective (check appropriate box)

       [X] immediately upon filing pursuant to paragraph (b), or

       [ ] on (date) pursuant to paragraph (b), or

       [ ] 60 days after filing pursuant to paragraph (a)(1), or

       [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

     If appropriate, check the following box:

       [ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.

     E. Title and amount of securities being registered:

              Units of Interests in the Separate Account under Flexible Premium Variable Life Insurance Policies.

     F. Proposed maximum aggregate offering price to the public of the securities being registered.

         Registration of Indefinite Amount of Securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. (See G. Below)

     G. Amount of filing Fee: An indefinite amount of the Registrant's securities has been registered pursuant to a declaration under Rule 24f-2 under the Investment Company Act of 1940, set out in Form S-6 Registration Statement filed on June 3, 1994 contained in File No. 33-79808. The Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed on or about February 23, 1996.

     H. Approximate date of proposed public offering:

                                  Continuous.

        [ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REGISTRANT ELECTS TO BE GOVERNED BY THE PROVISIONS OF RULE 6E-3(T)(B)(13)(I)(B)

                         PROSPECTUS--DECEMBER 31, 1996

--------------------------------------------------------------------------------

                           FLEXIBLE PREMIUM VARIABLE
                             LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

                                   ISSUED BY

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
                   THROUGH ITS FKLA VARIABLE SEPARATE ACCOUNT

  HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049       (847) 550-5500

     This Prospectus describes a variable life insurance policy (the "Policy") offered by Federal Kemper Life Assurance Company ("FKLA"). The Policy provides for life insurance and for the accumulation of Cash Value on a variable basis. Premiums under the Policy are flexible, subject to certain restrictions. The Death Benefit and Cash Value of the Policy may vary to reflect the investment experience of the FKLA Variable Separate Account (the "Separate Account").

     The Policy meets the definition of "life insurance" under Section 7702 of the Internal Revenue Code. The Policy may be issued as or become a modified endowment contract. For a Policy treated as a modified endowment contract, certain distributions will be includable in gross income for Federal income tax purposes.

     See "Federal Tax Matters", page 20 for a discussion of laws that affect the tax treatment of the Policy.


     An Owner may allocate premiums under a Policy to one or more of the Subaccounts of the Separate Account and the Fixed Account. Each Subaccount invests in shares of one Portfolio of an underlying mutual fund. The underlying mutual funds (and the Portfolios of the underlying mutual funds) currently available under the Policy are: (a) Kemper Investors Fund (Portfolios--Money Market, Total Return, High Yield, Growth, Government Securities, International and Small Cap Growth); (b) Janus Aspen Series (Portfolios--Growth, Aggressive Growth and Worldwide Growth); (c) Warburg Pincus Trust (Portfolios--Small Company Growth, Post-Venture Capital and International Equity); (d) Fidelity Variable Insurance Products Fund (Portfolios--Equity-Income and Growth); and (e) Fidelity Variable Insurance Products Fund II (Portfolios--Asset Manager: Growth and Investment Grade Bond). The other Portfolios of the Funds are not currently available for investment under the Policy. The accompanying Prospectuses for the Funds describe the investment objectives and the attendant risks of the portfolios of the Funds. The Cash Value in the Fixed Account will accrue interest at a rate that is guaranteed by FKLA.



     The Policy permits the Owner to choose from two death benefit options. FKLA guarantees that prior to the Maturity Date the Death Benefit payable for a Policy will never be less than the Death Benefit stated in the Policy Specifications, less Debt, as long as the Policy is in force. There is no guaranteed Cash Value. If the Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse. A guarantee premium and guarantee period are stated in the Policy Specifications. Payment of the guarantee premium is not required but if paid as specified under the Policy will guarantee that the Policy will not lapse during the guarantee period.


     The Owner may examine the Policy and return it to FKLA for a refund during the Free-Look Period.

     It may not be advantageous to purchase a Policy as a replacement for another type of life insurance policy, or to obtain additional insurance protection if a flexible premium variable life insurance policy is already owned.

     This Prospectus generally describes only that portion of the Cash Value allocated to the Separate Account. For a brief summary of the Fixed Account option see "Fixed Account Option" on page 7.


           THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


           THE POLICIES ARE NOT INSURED BY THE FDIC. THEY ARE
           OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND ARE NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS
           INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                         ------------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                                            Page
                                                                                            -----
DEFINITIONS.................................................................................     1
SUMMARY.....................................................................................     2
FKLA AND THE SEPARATE ACCOUNT...............................................................     4
THE FUNDS...................................................................................     5
FIXED ACCOUNT OPTION........................................................................     7
THE POLICY..................................................................................     8
POLICY BENEFITS AND RIGHTS..................................................................    10
CHARGES AND DEDUCTIONS......................................................................    15
GENERAL PROVISIONS..........................................................................    17
DOLLAR COST AVERAGING.......................................................................    19
SYSTEMATIC WITHDRAWAL PLAN..................................................................    20
DISTRIBUTION OF POLICIES....................................................................    20
FEDERAL TAX MATTERS.........................................................................    20
LEGAL CONSIDERATIONS........................................................................    22
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS................................................    22
VOTING INTERESTS............................................................................    22
STATE REGULATION OF FKLA....................................................................    22
DIRECTORS AND OFFICERS OF FKLA..............................................................    23
LEGAL MATTERS...............................................................................    26
LEGAL PROCEEDINGS...........................................................................    26
EXPERTS.....................................................................................    26
REGISTRATION STATEMENT......................................................................    26
FINANCIAL STATEMENTS........................................................................    26
APPENDICES..................................................................................    44

                                  DEFINITIONS

     ACCUMULATION UNIT--An accounting unit of measure used to calculate the value of each Subaccount.


     AGE--The Insured's age on his or her nearest birthday.


     BENEFICIARY--The person to whom the proceeds due on the Insured's death are paid.

     CASH VALUE--The sum of the value of Policy assets in the Separate Account, Fixed Account and Loan Account.

     DATE OF RECEIPT--Date of receipt means the valuation date during which a request, form or payment is received at FKLA's Home Office. FKLA is deemed to have received any request, form or payment on the date it is actually received at the Home Office, provided that it is received before the close of the New York Stock Exchange (which is normally 3:00 p.m. Chicago time) on any date when the New York Stock Exchange is open. Otherwise, it will be deemed to be received on the next such day.

     DEBT--Debt means (1) the principal of any outstanding loan, plus (2) any loan interest due or accrued to FKLA.


     DEDUCTION DAY--The same day in each month as the Policy Date.


     FIXED ACCOUNT--The amount of assets held in the General Account attributable to the fixed portion of the Policy.

     FREE-LOOK PERIOD--The period of time in which an Owner may cancel the Policy and receive a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner.


     FUND OR FUNDS--Kemper Investors Fund, Janus Aspen Series, Warburg Pincus Trust, and Variable Insurance Products Fund and Variable Insurance Products Fund II (referred to herein as Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II).


     GENERAL ACCOUNT--The assets of FKLA other than those allocated to the Separate Account or any other separate account.

     GUIDELINE SINGLE PREMIUM--The maximum initial amount of premium that can be paid while retaining qualification as a life insurance policy under the Internal Revenue Code.

     INSURED--The person whose life is covered by the Policy and who is named in the Policy Specifications.

     ISSUE DATE--The date shown in the Policy Specifications. Incontestability and suicide periods are measured from the Issue Date.

     LOAN ACCOUNT--The amount of assets transferred from the Separate Account and the Fixed Account and held in the General Account as collateral for Policy Loans.


     MATURITY DATE--The Policy Date anniversary nearest the Insured's 100th birthday.



     MORTALITY AND EXPENSE RISK CHARGE--A charge deducted in the calculation of the Accumulation Unit Value for the assumption of mortality risks and expense guarantees.


     PLANNED PREMIUM--The scheduled premium specified by the Owner in the application.


     POLICY DATE--The date shown in the Policy Specifications. The Policy Date is the date used to determine Policy Years and Deduction Days. The Policy Date is the date that insurance coverage takes effect subject to any principles of conditional receipt under applicable law.


     POLICY YEAR--Each year commencing with the Policy Date and each Policy Date anniversary thereafter.


     PORTFOLIO--A series of a Fund with its own objectives and policies which represents shares of beneficial interest in a separate portfolio of securities and other assets.


     SEPARATE ACCOUNT VALUE--The portion of the Cash Value in the Subaccount(s) of the Separate Account.

     SPECIFIED AMOUNT--The amount chosen by the Owner and used to calculate the death benefit. The Specified Amount is shown in the Policy Specifications.

     SUBACCOUNT--A subdivision of the Separate Account.

     SURRENDER VALUE--The surrender value of a Policy is (1) the Cash Value minus (2) any applicable Surrender Charge; minus (3) any Debt.


     TRADE DATE--The date 30 days following the date all requirements for coverage have been completed by the Owner and coverage under the Policy is recorded by FKLA as in force.


     VALUATION DATE--Each business day on which valuation of the assets of the Separate Account is required by applicable law, which currently is each day that the New York Stock Exchange is open for trading.

     VALUATION PERIOD--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

                                    SUMMARY

     The following summary should be read in conjunction with the detailed information in this prospectus. You should refer to the heading "Definitions" for the meaning of certain terms. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements which are attached to this prospectus, or in endorsements to the Policy, as appropriate. Unless otherwise indicated, the description of the Policy contained in this prospectus assumes that the Policy is in force, that there is no indebtedness, and that current Federal tax laws apply.


     The Owner of a Policy pays a premium for life insurance coverage on the person insured. The Policy is a flexible premium policy, so subject to certain limitations, a Policy Owner may choose the amount and frequency of premium payments. The Policy provides for a Surrender Value which is payable if the Policy is terminated during an Insured's lifetime. The Death Benefit and Cash Value of the Policy may increase or decrease to reflect investment experience. There is no guaranteed Cash Value. If the Surrender Value is insufficient to pay charges under the Policy, the Policy will lapse unless an additional premium payment or loan repayment is made. A guarantee premium and a guarantee period are stated in the Policy Specifications. The Policy is guaranteed to remain in force during the guarantee period provided the sum of the premiums paid less withdrawals and debt is equal to or greater than the sum of the guarantee premiums. (See "The Policy--Premiums and Allocation of Premiums and Separate Account Value," pages 8 and 9, "Charges and Deductions," page 15, and "Policy Benefits and Rights," page 10.)



     Under certain circumstances, a Policy may be issued as or become a modified endowment contract as a result of a material change or reduction in benefits as defined by the Internal Revenue Code. Excess premiums paid may also cause the Policy to become a modified endowment contract. For a Policy treated as a modified endowment contract, certain distributions will be included in the Owner's gross income for purposes of Federal income tax (See "Federal Tax Matters," page 20.)


     The purpose of the Policy is to provide insurance protection for the beneficiary named therein. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

POLICY BENEFITS


     CASH VALUE. The Policy provides for a Cash Value. The Cash Value will reflect the amount and frequency of premium payments, the investment experience of the selected Subaccounts, any values in the Fixed Account and Loan Account, and charges imposed in connection with the Policy. The Owner bears the entire investment risk on that portion of the net premiums and Cash Value allocated to the Separate Account. FKLA does not guarantee a minimum Separate Account Value. (See "Policy Benefits and Rights--Cash Value," page 12.)



     The Owner may surrender a Policy at any time and receive the Surrender Value, which equals the Cash Value less any applicable surrender charge and outstanding Debt. Partial withdrawals are also available. (See "Policy Benefits and Rights--Surrender Privilege," page 14.)



     POLICY LOANS. After the first Policy Year, the Owner may borrow up to 95% of the Policy's Cash Value minus applicable surrender charges, subject to the requirements of the Internal Revenue Code. The minimum amount of a loan is $500. Interest at an effective annual rate of 5.00% in the first nine Policy Years and 3.00% thereafter will be charged on outstanding loan amounts. (See "Federal Tax Matters," page 20.)



     When a loan is made, a portion of the Policy's Cash Value equal to the amount of the loan will be transferred from the Separate Account and the Fixed Account (proportionately, unless the Owner requests otherwise) to the Loan Account. Cash Values within the Loan Account will earn 3.00% annual interest. Such earnings will be allocated to the Loan Account. (See "Policy Benefits and Rights--Policy Loans," page 14.)



     If the Policy is treated as a modified endowment contract, a loan will be treated as a distribution for Federal income tax purposes and may be subject to tax, withholding and penalties. (See "Federal Tax Matters," page 20.)



     DEATH BENEFITS. As long as the Policy remains in force, the Policy provides a death benefit payment upon the death of the Insured. The Policy contains two death benefit options prior to the Maturity Date. Under Option A, the death benefit is the Specified Amount stated in the Policy Specifications. Under Option B, the death benefit is the Specified Amount stated in the Policy Specifications plus the Cash Value. In either case, the death benefit will not be less than a specified multiple of the Cash Value. The death benefit payable will be reduced by any Debt. (See "Policy Benefits and Rights--Death Benefits," page 10.)

PREMIUMS

     The Owner has flexibility concerning the amount and frequency of premium payments. At the time of application, the Owner will determine a scheduled premium. However, the Owner will not be required to adhere to the schedule and, subject to certain restrictions, may make premium payments in any amount and at any frequency. The amount, frequency, and period of time over which an Owner pays premiums may affect whether the Policy will be classified as a modified endowment contract. The minimum premium payment is $50.


     Payment of the scheduled premium will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends on the Policy's Surrender Value. A guarantee premium and a guarantee period are stated in the Policy Specifications. A policy will remain in force during the guarantee period provided the sum of the premiums paid less withdrawals and Debt is equal to or greater than the sum of the guarantee premiums. (See "The Policy--Premiums," page 8.)


THE SEPARATE ACCOUNT


     ALLOCATION OF PREMIUMS. The portion of the premium available for allocation equals the premium paid less applicable charges. An Owner indicates in the application for the Policy the percentages of premium to be allocated among the Subaccounts of the Separate Account and the Fixed Account. The Separate Account currently consists of seventeen Subaccounts, each of which invests in shares of a designated Portfolio of the Kemper Investors Fund, Janus Aspen Series, Warburg Pincus Trust, Fidelity Variable Insurance Products Fund or Fidelity Variable Insurance Products Fund II.



     On the day following the date of receipt, the initial premium less applicable charges will be allocated to the Money Market Subaccount. On the Trade Date, the Separate Account Value in the Money Market Subaccount will be allocated among the Subaccounts and the Fixed Account in accordance with the Owner's instructions in the application. (See "The Policy -- Policy Issue," page 8.)



     TRANSFERS. An Owner may transfer Separate Account Value among the Subaccounts. One transfer of all or part of the Separate Account Value may be made within a fifteen day period. Transfers are also permitted between the Fixed Account and the Subaccounts, subject to restrictions. (See "Allocation of Premiums and Separate Account Value--Transfers," page 9.)



THE FUNDS



     The following Portfolios of the Funds are currently available for investment by the Separate Account:



     KEMPER INVESTORS FUND -- Money Market Portfolio, Total Return Portfolio, High Yield Portfolio, Growth Portfolio, Government Securities Portfolio, International Portfolio and Small Cap Growth Portfolio.



     JANUS ASPEN SERIES -- Growth Portfolio, Aggressive Growth Portfolio and Worldwide Growth Portfolio.



     WARBURG PINCUS TRUST -- Small Company Growth Portfolio, Post-Venture Capital Portfolio and International Equity Portfolio.



     FIDELITY VARIABLE INSURANCE PRODUCTS FUND -- Equity-Income Portfolio and Growth Portfolio.



     FIDELITY VARIABLE INSURANCE PRODUCTS FUND II -- Asset Manager: Growth Portfolio and Investment Grade Bond Portfolio.



     For a more detailed description of the Funds, see "The Funds," page 5, the Funds' prospectuses, and Statements of Additional Information available upon request.


CHARGES


     A state and local premium tax charge of 2.5% is deducted from each premium payment under the Policy prior to allocation of the net premium. In addition, a charge of 1% of each premium payment will be deducted to compensate FKLA for higher corporate income tax liability resulting from changes in the tax law made by the Omnibus Budget Reconciliation Act of 1990. (See Charges and Deductions--Deductions from Premiums, page 15.)



     No other charges are currently made from premium or the Separate Account for Federal, state or other taxes. Should FKLA determine that such taxes may be imposed, it may make deductions from the Separate Account to pay those taxes. (See "Federal Tax Matters," page 20.)

     Deductions will be made from the Policy's Cash Value in each Subaccount and the Fixed Account on the Policy Date and on each Deduction Day for the cost of providing life insurance coverage for the Insured. In addition, FKLA deducts an asset charge from each Subaccount on a daily basis for the assumption by FKLA of certain mortality and expense risks incurred in connection with the Policy, at an annual rate of .60%. This charge may be increased but is guaranteed not to exceed .90%. (See "Charges and Deductions--Cost of Insurance Charge and Mortality and Expense Risk Charge," pages 15 and 16.)



     A $6 per month administrative expense charge is deducted from the Policy's Cash Value on each Deduction Day. (See "Charges and Deductions--Monthly Administrative Charges," page 16.)



     If the Policy is surrendered or if the Cash Value is applied under a Settlement Option, a surrender charge on the premiums paid under the Policy will be deducted from the amount payable. A surrender charge may also apply to a partial withdrawal. The surrender charge starts at 6% in the first five Policy Years and reduces by 1% in Policy Years 6 through 9 and by 2% in Policy Year 10 so that there is no charge in the tenth and later Policy Years. During the first nine Policy Years following an increase in Specified Amount, an additional surrender charge will apply. The additional charge will be calculated as described above based on the amount of the increase, the number of years since the date of the increase and premium associated with the increase. In addition, a $25 withdrawal charge may be deducted for each withdrawal. (See "Policy Benefits and Rights--Surrender Privilege," page 14.)



     In addition, the Subaccounts of the Separate Account purchase shares of the Funds. For fees and expenses of the Funds, see the prospectuses for the Funds.


TAX TREATMENT UNDER CURRENT FEDERAL TAX LAW

     The Cash Value, while it remains in the Policy, and the Death Benefit should be subject to the same Federal income tax treatment as the cash value under a conventional fixed benefit life insurance policy. Under existing tax law, if the Policy is not treated as a modified endowment contract, the Owner is generally not deemed to be in receipt of the Cash Value under a Policy until a distribution occurs through a withdrawal or surrender. If the Policy is treated as a modified endowment contract, a loan will also be treated as a distribution. A change of Owners, an assignment, a loan or a surrender of the Policy may have tax consequences.


     Death Benefits payable under the Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be subject to income tax on the Death Benefit. (See "Federal Tax Matters," page 20.)


FREE-LOOK PERIOD


     The Owner is granted a period of time to examine a Policy and return it for a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner. (See "Policy Benefits and Rights--Free-Look Period," page 15.)



ILLUSTRATIONS OF CASH VALUES, SURRENDER VALUES, DEATH BENEFITS


     Tables in the Appendix illustrate the Separate Account Values, Surrender Values and Death Benefits based upon certain hypothetical assumed rates of return for the Separate Account and the charges deducted under the Policy.

                         FKLA AND THE SEPARATE ACCOUNT

FEDERAL KEMPER LIFE ASSURANCE COMPANY

     Federal Kemper Life Assurance Company ("FKLA") is a stock life insurance company organized under the laws of the State of Illinois. FKLA offers life insurance and annuity products and is admitted to do business in the District of Columbia and in all states except New York. FKLA is a wholly owned subsidiary of Kemper Corporation, a non-operating holding company. Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") indirectly and directly own 80 percent and 20 percent, respectively, of Kemper Corporation.

     FKLA Variable Separate Account (the "Separate Account") was established by FKLA as a separate investment account on May 27, 1994. The Separate Account will receive and invest the net premiums under the Policy. In addition, the Separate Account may receive and invest net premiums for other variable life insurance policies offered by FKLA.

     The Separate Account is administered and accounted for as part of the general business of FKLA, but the income, capital gains or capital losses of the Separate Account are credited to or charged against the assets held in the Separate Account, without regard to any other income, capital gains or capital losses of any other separate account or arising out of any other business which FKLA may conduct. The benefits provided under the Policy are obligations of FKLA.


     The Separate Account is currently divided into seventeen Subaccounts. Each Subaccount invests exclusively in shares of the Portfolios designated by the Policy Owner. Income and both realized and unrealized gains or losses from the assets of each Subaccount generally are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount of the Separate Account or arising out of any business FKLA may conduct. No funds have been invested in the Separate Account as of the date of this Prospectus.


     The Separate Account has been registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision by the Commission of the management, investment practices or policies of the Separate Account or FKLA.


                                   THE FUNDS



     The Separate Account invests in shares of the Kemper Investors Fund, Janus Aspen Series, Warburg Pincus Trust, Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II, series type mutual funds registered with the Commission as open-end, diversified management investment companies. Registration of the Funds does not involve supervision of their management, investment practices or policies by the Commission. The Funds are designed to provide investment vehicles for variable life insurance and variable annuity contracts and, except for Kemper Investors Fund, certain qualified retirement plans. Shares of the Funds currently are sold only to insurance company separate accounts and qualified retirement plans. In addition to the Separate Account, shares of the Funds may be sold to variable life insurance and variable annuity separate accounts of insurance companies not affiliated with FKLA. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts of companies unaffiliated with FKLA, or for both variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans, to invest simultaneously in the Funds. Currently neither FKLA nor the Funds foresee any such disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. Management of the Funds has an obligation to monitor events to identify material conflicts between such owners and determine what action, if any, should be taken. In addition, if FKLA believes that a Fund's response to any of those events or conflicts insufficiently protects the Owners, it will take appropriate action on its own.



     The Separate Account invests in the underlying Portfolios of the Funds. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the income, gains or losses of one Portfolio has no effect on investment performance of any other Portfolio.



     The seventeen Portfolios are summarized below.



KEMPER INVESTORS FUND



     MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments that mature in twelve months or less.


     TOTAL RETURN PORTFOLIO seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.

     HIGH YIELD PORTFOLIO seeks to provide a high level of current income by investing in fixed-income securities.

     GROWTH PORTFOLIO seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

     GOVERNMENT SECURITIES PORTFOLIO seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.

     INTERNATIONAL PORTFOLIO seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

     SMALL CAP GROWTH PORTFOLIO seeks maximum appreciation of investors' capital.


     Zurich Kemper Investments, Inc. ("ZKI" or the "Adviser"), an affiliate of FKLA, is the investment manager of each Portfolio of the Kemper Investors Fund specified above. For its services to the Portfolios, the Adviser receives compensation monthly at annual rates equal to .50 of 1%, .55 of 1%, .60 of 1%,
 .60 of 1%, .55 of 1%, .75 of 1% and .65 of 1% of the average daily net asset values of the Money Market Portfolio, the Total Return Portfolio, the High Yield Portfolio, the Growth Portfolio, the Government Securities Portfolio, the International Portfolio and the Small Cap Growth Portfolio, respectively. Zurich Investment Management Limited ("ZIML"), an affiliate of ZKI, serves as sub-advisor with respect to foreign securities investments of the Total Return, High Yield, Growth, International and Small Cap Growth Portfolios. ZIML is compensated by ZKI for its services.



JANUS ASPEN SERIES



     GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified Portfolio that pursues its objective by investing in common stocks of companies of any size. This Portfolio generally invests in larger, more established issuers.



     AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital. It is a nondiversified Portfolio that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies as described in the Fund's prospectus.



     WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified Portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers.



     Janus Capital Corporation is the investment adviser to each Portfolio of the Janus Aspen Series specified above and receives a monthly advisory fee based on the following schedule (expressed as an annual rate):



                                 AVERAGE DAILY NET
                                ASSETS OF PORTFOLIO             ANNUAL RATE
                        -----------------------------------     -----------
                        First $30,000,000..................         1.00%
                        Next $270,000,000..................          .75%
                        Next $200,000,000..................          .70%
                        Over $500,000,000..................          .65%



     However, Janus Capital Corporation has agreed to reduce each of the above Portfolios' advisory fees to the extent that such fee exceeds the effective rate of a fund managed by Janus Capital Corporation with similar investment objective and policies.



WARBURG PINCUS TRUST



     SMALL COMPANY GROWTH PORTFOLIO seeks capital growth by investing in equity securities of small-sized U.S. companies.



     POST-VENTURE CAPITAL PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursues an aggressive investment strategy.



     INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation by investing in equity securities of non-U.S. issuers.



     Warburg, Pincus Counsellors, Inc. ("Warburg") is the investment adviser to each Portfolio of the Warburg Pincus Trust specified above. For its advisory services, Warburg receives compensation at annual rates equal to the following percentages of average daily net asset values: Small Company Growth Portfolio 0.90%; Post-Venture Capital Portfolio 1.25%; and International Equity Portfolio 1.00%.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP) AND VARIABLE INSURANCE PRODUCTS FUND II (VIPII)



     VIP EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities.



     VIP GROWTH PORTFOLIO seeks to achieve capital appreciation.



     VIPII ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments and other investments.



     VIPII INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital.



     Fidelity Management & Research Company ("FMR") receives a monthly advisory fee for each Portfolio of the Variable Insurance Products Fund and Variable Insurance Products Fund II specified above. The fee for each Portfolio is calculated by adding a group fee rate to an individual fund fee rate and multiplying the result by each Portfolio's average net assets. The group fee rate, which is based on the average net assets of all the mutual funds advised by FMR, cannot rise above 0.52% for each of these Portfolios, and it drops as total assets under management increase. The individual fund fee rates are as follows: Equity-Income Portfolio 0.20%; Growth Portfolio 0.30%; Asset Manager:
Growth Portfolio 0.40% and Investment Grade Bond Portfolio 0.30%.



     There is no assurance that any of the Portfolios of the Funds will achieve its objective as stated in the prospectus for the Fund. More detailed information, including a description of the risks involved in investing in each of the Portfolios, may be found in the prospectuses for the Funds, which must accompany or precede this Prospectus, and the Funds' Statements of Additional Information available upon request from Federal Kemper Life Assurance Company, 1 Kemper Drive, Long Grove, Illinois 60049.


CHANGE OF INVESTMENTS


     FKLA reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. FKLA reserves the right to eliminate the shares of any of the Portfolios of the Funds and to substitute shares of another Portfolio of the Funds or of another investment company, if the shares of a Portfolio are no longer available for investment, or if in its judgment further investment in any Portfolio becomes inappropriate in view of the purposes of the Policy or the Separate Account. FKLA may also eliminate or combine one or more subaccounts, transfer assets, or it may substitute one subaccount for another subaccount, if, in its sole discretion, marketing, tax or investment conditions warrant. FKLA will not substitute any shares attributable to an Owner's interest in a Subaccount of the Separate Account without notice to the Owner and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.



     FKLA also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company, with specified investment objectives. New subaccounts may be established when, in the sole discretion of FKLA, marketing needs or investment conditions warrant, and any new subaccounts may be made available to existing Owners as determined by FKLA.


     If deemed by FKLA to be in the best interests of persons having voting interests under the Policy, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other FKLA separate accounts. To the extent permitted by law, FKLA may also transfer the assets of the Separate Account associated with the Policy to another separate account, or to the General Account.

                              FIXED ACCOUNT OPTION

     NET PREMIUMS ALLOCATED BY POLICY OWNERS TO THE FIXED ACCOUNT OF THE POLICY AND TRANSFERS TO THE FIXED ACCOUNT BECOME PART OF THE GENERAL ACCOUNT OF FKLA, WHICH SUPPORTS INSURANCE AND ANNUITY OBLIGATIONS. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") NOR IS THE FIXED ACCOUNT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN GENERALLY ARE SUBJECT TO THE PROVISIONS OF THE 1933 OR 1940 ACTS AND FKLA HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS

WHICH RELATE TO THE FIXED PORTION. DISCLOSURES REGARDING THE FIXED ACCOUNT, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

     Under the Fixed Account Option offered under the Policies, FKLA allocates payments to its General Account and pays a fixed interest rate for stated periods. This Prospectus describes only the element of the Contract pertaining to the Separate Account except where it makes specific reference to fixed accumulation and settlement elements.

     The Policies guarantee that payments allocated to the Fixed Account will earn a minimum fixed interest rate of 3%. FKLA, at its discretion, may credit interest in excess of 3%. FKLA reserves the right to change the rate of excess interest credited as provided under the terms of the Policy. FKLA also reserves the right to declare separate rates of excess interest for net premiums or amounts transferred at designated times, with the result that amounts at any given designated time may be credited with a higher or lower rate of excess interest than the rate or rates of excess interest previously credited to such amounts and net premiums or amounts transferred at any other designated time.

                                   THE POLICY

POLICY ISSUE


     Before FKLA will issue a Policy, it must receive a completed application and a full initial premium at its Home Office. A Policy ordinarily will be issued only for Insureds Age 1 through 75 who supply satisfactory evidence of insurability to FKLA. Acceptance of an application is subject to underwriting by FKLA.


     After underwriting is complete and the Policy is delivered to the Owner, insurance coverage under the Policy will be deemed to have begun as of the Policy Date. (See "Premiums," below.)

PREMIUMS

     Premiums are to be paid to FKLA at its Home Office. (See "Distribution of Policies.") Checks ordinarily must be made payable to FKLA.

     PLANNED PREMIUMS. When applying for a Policy, a Policy Owner will specify a Planned Premium payment that provides for the payment of level premiums over a specified period of time. However, the Policy Owner is not required to pay Planned Premiums.


     The minimum monthly premium that will be accepted by FKLA is $50. For modes other than monthly the minimums are: annual $600; semi-annual $300; quarterly $150. The amount, frequency and period of time over which a Policy Owner pays premiums may affect whether the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment than conventional life insurance contracts for certain pre-death distributions. Accordingly, variations from the Planned Premiums on a Policy that is not otherwise a modified endowment contract may result in the Policy becoming a modified endowment contract for tax purposes.


     Payment of the Planned Premium will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Surrender Value. Even if Planned Premiums are paid, the Policy will lapse any time Surrender Value is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment. (See "Policy Lapse and Reinstatement.")

     A guarantee period and a monthly guarantee premium are specified in the Policy Specifications. The guarantee period is the period that ends on the third Policy anniversary. During the guarantee period, the policy will remain in force and no grace period will begin provided that the total premiums received, less any withdrawals and any outstanding loans, equals or exceeds the monthly guarantee premium times the number of months since the Policy Date, including the current month.

     FKLA may reject or limit any premium payment that is below the current minimum premium amount requirements, or that would increase the death benefit by more than the amount of the premium. All or a portion of a premium payment will be rejected and returned to the Owner if it would disqualify the Policy as life insurance under the Internal Revenue Code.

     Certain charges will be deducted from each premium payment. (See "Charges and Deductions.") The remainder of the premium, known as the net premium, will be allocated as described below under "Allocation of Premiums and Separate Account Value."

     POLICY DATE. The Policy Date is the date used to determine Policy Years and Deduction Days. The Policy Date will be the date that coverage on the Insured takes effect. If such date is the 29th, 30th, or 31st of a month, the Policy Date will be the first of the following month.


     In the event an application is declined by FKLA, the Cash Value in the Money Market Subaccount plus the total amount of monthly deductions and deductions against premiums will be refunded.

     The full initial premium is the only premium required to be paid under a Policy. However, additional premiums may be necessary to keep the Policy in force. (See "The Policy--Policy Lapse and Reinstatement.")

ALLOCATION OF PREMIUMS AND SEPARATE ACCOUNT VALUE


     ALLOCATION OF PREMIUMS. The initial net premium will be allocated to the Money Market Subaccount. The Separate Account Value will remain in the Money Market Subaccount until the Trade Date. On the Trade Date, the Separate Account Value in the Money Market Subaccount will be allocated to the Subaccounts and the Fixed Account elected by the Owner in the application for the Policy. Additional premiums received will continue to be allocated in accordance with the Owner's instructions in the application unless contrary written instructions are received. Once a change in allocation is made, all future premiums will be allocated in accordance with the new allocation, unless contrary written instructions are received. The minimum amount of any premium that may be allocated to a Subaccount is $50. Premium may be allocated to a maximum of ten Subaccounts.


     The Separate Account Value will vary with the investment experience of the chosen Subaccounts. The Owner bears the entire investment risk.

     TRANSFERS. After the Trade Date, Separate Account Value may be transferred among the Subaccounts and into the Fixed Account. One transfer of all or a part of the Separate Account Value may be made within a fifteen day period. All transfers made during a business day will be treated as one request.

     Fixed Account Value may be transferred to one or more Subaccounts. One transfer of part of the Fixed Account Value may be made once each Policy Year in the thirty day period following the end of a Policy Year.

     Transfer requests must be in writing in a form acceptable to FKLA, or by telephone authorization under forms authorized by FKLA. (See "General Provisions--Written Notices and Requests.") The minimum partial transfer amount is $500. No partial transfer may be made if the value of the Owner's remaining interest in a Subaccount or the Fixed Account, from which amounts are to be transferred, would be less than $500 after such transfer. Transfers will be based on the Accumulation Unit values next determined following receipt of valid, complete transfer instructions by FKLA. The transfer provision may be suspended, modified or terminated at any time by FKLA. FKLA disclaims all liability for acting in good faith in following instructions which are given in accordance with procedures established by FKLA, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, a Policy Owner would bear this risk of loss in the event of a fraudulent telephone transfer.

     AUTOMATIC ASSET REALLOCATION. A Policy Owner may elect to have transfers made automatically among the Subaccounts of the Separate Account on an annual or a quarterly basis so that Cash Value is reallocated to match the Policy Owner's predefined asset allocation program. An election to participate in the automatic asset reallocation program must be in writing in the form prescribed by FKLA and returned to FKLA at its home office.

POLICY LAPSE AND REINSTATEMENT

     LAPSE. Lapse will occur when the Surrender Value of a Policy is insufficient to cover the monthly deductions, and a grace period expires without a sufficient payment being made. (See "Charges and Deductions.")

     A grace period of 61 days will be given to the Owner. It begins when notice is sent that the Surrender Value of the Policy is insufficient to cover the monthly deductions. Failure to make a premium payment or loan repayment during the grace period sufficient to keep the Policy in force for three months will cause the Policy to lapse and terminate without value.

     If payment is received within the grace period, the premium or loan repayment will be allocated to the Subaccounts and the Fixed Account in accordance with the most current allocation instructions, unless otherwise requested. Amounts over and above the amounts necessary to prevent lapse may be paid as additional premiums, however, to the extent otherwise permitted. (See "The Policy--Premiums.")

     FKLA will not accept any payment that would cause the total premium payment to exceed the maximum payment permitted by the Code for life insurance under the guideline premium limits. However, the Owner may voluntarily repay a portion of Debt to avoid lapse. (See "Federal Tax Matters.")

     If premium payments have not exceeded the maximum payment permitted by the Code, the Owner may choose to make a larger payment than the minimum required payment to avoid the recurrence of the potential lapse of coverage. The Owner may also combine premium payments with Debt repayments.

     The death benefit payable during the grace period will be the Death Benefit in effect immediately prior to the grace period, less any Debt and any unpaid monthly deductions.

     REINSTATEMENT. If a Policy lapses because of insufficient Surrender Value to cover the monthly deductions, and it has not been surrendered for its Surrender Value, it may be reinstated at any time within three years after the date of lapse. Tax consequences may affect the decision to reinstate. Reinstatement is subject to:

     (1) receipt of evidence of insurability satisfactory to FKLA;

     (2) payment of a minimum premium sufficient to cover monthly deductions for the grace period and to keep the Policy in force three months; and

     (3) payment or reinstatement of any Debt against the Policy which existed at the date of termination of coverage.


     The effective date of reinstatement of a Policy will be the Deduction Day that coincides with or next follows the date the application for reinstatement is approved by FKLA. Suicide and incontestability provisions will apply from the effective date of reinstatement.


                           POLICY BENEFITS AND RIGHTS

DEATH BENEFITS


     While the Policy is in force (see "Policy Lapse and Reinstatement--Lapse," above) and prior to the Maturity Date, the death benefit is based on the death benefit option, the Specified Amount and the table of death benefit percentages applicable at the time of death. The death benefit proceeds will be equal to the death benefit minus any debt and minus any monthly deductions due during the grace period.


     A Policy Owner may select one of two death benefit options: Option A or Option B. An applicant designates the death benefit option in the application. Subject to certain restrictions, the Owner can change the death benefit option selected. So long as the Policy remains in force, the death benefit under either option will never be less than the Specified Amount.


     The Specified Amount is chosen by the Owner on the application and is stated in the Policy Specifications. The minimum Specified Amount permitted under the Policy is $25,000. However, a lesser Specified Amount may be permitted in the case of a single premium.



     OPTION A. Under Option A, the death benefit will be equal to the Specified Amount or, if greater, the Cash Value (determined as of the end of the Valuation Period during which the Insured dies) multiplied by a death benefit percentage. The death benefit percentages vary according to the age of the Insured and will be at least equal to the cash value corridor in Section 7702 of the Internal Revenue Code. The death benefit percentage is 250% for an Insured at Age 40 or under, and it declines for older Insureds. A table showing the death benefit percentages is in the Appendix B to this Prospectus and in the Policy.


     OPTION B. Under Option B, the death benefit will be equal to the Specified Amount plus the Cash Value (determined as of the end of the Valuation Period during which the Insured dies) or, if greater, the Cash Value multiplied by a death benefit percentage. The specified percentage is the same as that used in connection with Option A and as stated in the Appendix. The death benefit under Option B will always vary as Cash Value varies.

     EXAMPLES OF OPTIONS A AND B. The following examples demonstrate the determination of death benefits under Options A and B. The examples show three Policies--Policies I, II, and III--with the same Specified

Amount, but Cash Values that vary as shown, and which assume an Insured is Age 35 at the time of death and that there is no outstanding Debt.

                                                                    POLICY        POLICY
                                                     POLICY I         II           III
                                                     --------      --------      --------
          Specified Amount........................   $100,000      $100,000      $100,000
          Cash Value on Date of Death.............   $ 25,000      $ 50,000      $ 75,000
          Death Benefit Percentage................        250%          250%          250%
          Death Benefit Under Option A............   $100,000      $125,000      $187,500
          Death Benefit Under Option B............   $125,000      $150,000      $187,500

     Under Option A, the death benefit for Policy I is equal to $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Cash Value at the date of death multiplied by the death benefit percentage ($25,000 X 250% = $62,500). For both Policies II and III under Option A, the Cash Value multiplied by the death benefit percentage ($50,000 X 250% = $125,000 for Policy II; $75,000 X 250% = $187,500 for Policy III) is greater than the Specified Amount ($100,000), so the death benefit is equal to the higher value. Under Option B, the death benefit for Policy I is equal to $125,000 since the death benefit is the greater of Specified Amount plus Cash Value ($100,000 + $25,000 = $125,000) or the Cash Value multiplied by the death benefit percentage ($25,000 X 250% = $62,500). Similarly, in Policy II, Specified Amount plus Cash Value ($100,000 + $50,000 = $150,000) is greater than Cash Value multiplied by the death benefit percentage ($50,000 X 250% = $125,000). In Policy III, the Cash Value multiplied by the death benefit percentage ($75,000 X 250% = $187,500) is greater than the Specified Amount plus Cash Value ($100,000 + $75,000 = $175,000), so the death benefit is equal to the higher value.

     All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured dies. Death benefit proceeds may be paid to a Beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details.

     Death benefits under the Policy will ordinarily be paid within seven days after FKLA receives all documentation required for such a payment. Payments may be postponed in certain circumstances. (See "General Provisions -- Postponement of Payments")

CHANGES IN DEATH BENEFIT OPTION

     After the first Policy Year, a Policy Owner may request that the death benefit under the Policy be changed from Option A to Option B, or from Option B to Option A. Changes in the death benefit option may be made only once per Policy Year and should be made in writing to FKLA's Home Office. The effective date of any such change is the next Monthly Processing Date after the change is accepted.

     A change in the death benefit from Option A to Option B will result in a reduction in the Specified Amount of the Policy by the amount of the Policy's Cash Value, with the result that the death benefit payable under Option B at the time of the change will equal that which would have been payable under Option A immediately prior to the change. The change in option will affect the determination of the death benefit since Cash Value will then be added to the new Specified Amount, and the death benefit will then vary with Cash Value.

     A change in the death benefit from Option B to Option A will result in an increase in the Specified Amount of the Policy by the amount of the Policy's Cash Value, with the result that the death benefit payable under Option A at the time of the change will equal that which would have been payable under Option B immediately prior to the change. However, the change in option will affect the determination of the death benefit since the Cash Value will no longer be added to the Specified Amount in determining the death benefit. From that point on, the death benefit will equal the new Specified Amount (or, if higher, the Cash Value times the applicable specified percentage).

     A change in death benefit option may affect the future monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the death benefit exceeds Cash Value. (See "Charges and Deductions--Cost of Insurance Charge.") Assuming that the Policy's death benefit would not be equal to Cash Value times a death benefit percentage under either Option A or B, changing from Option B to Option A will generally decrease the future net amount at risk, and therefore decrease the future cost of insurance charges. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the insured's Age.

CHANGES IN SPECIFIED AMOUNT

     After the first Policy Year, a Policy Owner may request an increase or decrease in the Specified Amount under a Policy subject to approval from FKLA. A change in Specified Amount may only be made once per Policy Year and must be in an amount at least equal to $10,000. Increases are not allowed after the Insured attains age 85. Increasing the Specified Amount could increase the death benefit under a Policy, and decreasing the Specified Amount could decrease the death benefit. (See "Federal Tax Matters.") The amount of change in the death benefit will depend, among other things, upon the death benefit option chosen by the Owner and the degree to which the death benefit under a Policy exceeds the Specified Amount prior to the change. Changing the Specified Amount could affect the subsequent level of the death benefit while the Policy is in force and the subsequent level of Policy values. An increase in Specified Amount may increase the net amount at risk under a Policy, which will increase an Owner's cost of insurance charge and the guarantee premium amount. However, the guarantee period will not be extended as a result of an increase in Specified Amount. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which will decrease an Owner's cost of insurance charge. A decrease in Specified Amount will not decrease the guarantee premium.

     INCREASES. Additional evidence of insurability satisfactory to FKLA will be required for an increase in Specified Amount.

     DECREASES. Any decrease in Specified Amount will first be applied to the most recent increases successively, then to the original Specified Amount. A decrease will not be permitted if the Specified Amount would fall below the lesser of the initial Specified Amount or $25,000. If a decrease in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify the Policy as a life insurance contract, FKLA will refund the Policy Owner the amount of such excess above the premium limitations.

     FKLA reserves the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of the Policy, or (2) if, to effect the requested decrease, payments to the Owner would have to be made from Cash Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Surrender Value under the Policy.


     Any request for an increase or decrease in Specified Amount must be made by written application to FKLA's Home Office. It will become effective on the Deduction Day on or next following FKLA's acceptance of the request. If the Owner is not the Insured, FKLA will also require the consent of the Insured before accepting a request.


BENEFITS AT MATURITY


     If the Insured is living on the Policy Date anniversary nearest the Insured's Age 100, FKLA will pay the Owner the Surrender Value of the Policy, on surrender of the Policy to FKLA. On the Maturity Date, the Policy will terminate and FKLA will have no further obligations under the Policy.


CASH VALUE

     The Policy's Cash Value will reflect the investment experience of the selected Subaccounts, the frequency and amount of premiums paid, transfers between Subaccounts, any Fixed Account or Loan Account values, and any charges assessed in connection with the Policy. An Owner may make partial withdrawals of Cash Value or surrender the Policy and receive the Policy's Surrender Value, which equals the Cash Value less surrender charges and Debt. (See "Surrender Privilege.") There is no minimum guaranteed Cash Value.

     CALCULATION OF CASH VALUE. The Cash Value of the Policy is the total of the Policy's Separate Account Value, Fixed Account Value and Loan Account value. The Cash Value is determined on each Valuation Date. It will first be calculated on the Policy Date. On that date, the Cash Value equals the initial premium, less the monthly deductions for the first Policy Month. (See "Charges and Deductions.")

     On any Valuation Date during the Policy Year, the Policy's Separate Account Value in any Subaccount will equal:

          (1) The Policy's Separate Account Value in the Subaccount at the end of the preceding Valuation Period, multiplied by the Investment Experience Factor (defined below) for the current Valuation Period; plus

          (2) Any net premiums received during the current Valuation Period which are allocated to the Subaccount; plus

          (3) All amounts transferred to the Subaccount, either from another Subaccount or the Fixed Account or from the Loan Account in connection with the repayment of a Policy loan (see "Policy Benefits and Rights--Policy Loans,") during the current Valuation Period; minus

          (4) The pro rata portion of the monthly cost of insurance charge, administrative charge, and any other charges assessed to the Subaccount. (See "Charges and Deductions--Cost of Insurance Charge."); minus

          (5) All amounts transferred from the Subaccount during the current Valuation Period; minus

          (6) All amounts withdrawn from the Subaccount during the current Valuation Period; minus

          (7) All amounts loaned from the Subaccount during the current Valuation Period.


     There will also be Cash Value in the Loan Account if there is a Policy loan outstanding. The Loan Account is credited with amounts transferred from Subaccounts in connection with Policy loans. The Loan Account balance accrues daily interest at an effective annual rate of 3.00%. (See "Policy Benefits and Rights--Policy Loans.")


     The Cash Value in the Fixed Account is credited with interest at the annual rate declared by FKLA. The annual rate will never be less than 3%.

     ACCUMULATION UNIT VALUE. Each Subaccount has a distinct Accumulation Unit Value. When net premiums or other amounts are allocated to a Subaccount, a number of units are purchased based on the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the allocation is made. When amounts are transferred out of, or deducted from, a Subaccount, units are redeemed in a similar manner.


     For each Subaccount, the Accumulation Unit Value was initially set at the same unit value as the net asset value of a share of the underlying Portfolio. The Accumulation Unit Value for each subsequent Valuation Period is the Investment Experience Factor for that Valuation Period multiplied by the Accumulation Unit Value for the immediately preceding period. Each Valuation Period has a single Accumulation Unit Value which applies for each day in the period. The number of Accumulation Units will not change as a result of investment experience. The Investment Experience Factor may be greater or less than one; therefore, the Accumulation Unit Value may increase or decrease.


     INVESTMENT EXPERIENCE FACTOR. The investment experience of the Separate Account is calculated by applying the Investment Experience Factor to the Separate Account Value in each Subaccount during a Valuation Period. Each Subaccount has its own distinct Investment Experience Factor. The Investment Experience Factor of a Subaccount for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

     (1) is the net result of:


          a. the net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus


          b. the per share amount of any dividend or capital gain distributions made by the investment held in the Subaccount division, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

          c. a charge or credit for any taxes reserved for the current valuation period which we determine to have resulted from the investment operations of the Subaccount;

     (2) is the net asset value per share of the investment held in the Subaccount, determined at the end of the last prior Valuation Period;

     (3) is the factor representing the Mortality and Expense Risk Charge. (See "Charges and Deductions --Mortality and Expense Risk Charge.")

POLICY LOANS


     After the first Policy Year, the Owner may by written request to FKLA borrow all or part of the maximum loan amount of the Policy. The maximum loan amount is 95% of the Policy's Cash Value minus applicable surrender charges, subject to the requirements of the Internal Revenue Code. The amount of any new loan may not exceed the maximum loan amount less Debt on the date a loan is granted. The minimum amount of a loan is $500. Any amount due an Owner under a Policy Loan ordinarily will be paid within 7 days after FKLA receives a loan request at its Home Office, although payments may be postponed under certain circumstances. (See "Postponement of Payments," and "Federal Tax Matters.")


     On the date a Policy loan is made, an amount equal to the loan amount will be transferred from the Separate Account and Fixed Account to the Loan Account. Unless the Owner directs otherwise, the loaned amount will be deducted from the Subaccounts and the Fixed Account in proportion to the values that each bears to the Separate Account Value of the Policy in all of the Subaccounts plus the Fixed Account Value at the end of the Valuation Period during which the request is received.


     The loan interest will be assessed at an effective annual rate of 5.00% in the first nine Policy Years and 3.00% thereafter. Interest not paid when due will be added to the loan amount due upon the earlier of the next Policy Date Anniversary or when coverage ceases upon lapse, surrender, death or maturity and bear interest at the same rate. When interest is added to the loan amount, a transfer in this amount will be made from the Separate Account and the Fixed Account to the Loan Account.



     Cash Value in the Loan Account will earn 3.00% annual interest. Earnings will be allocated to the Loan Account.


     LOAN REPAYMENT. While the Policy is in force, policy loans may be repaid at any time, in whole or in part. At the time of repayment, Cash Value in the Loan Account equal to the amount of the repayment which exceeds the difference between interest due and interest earned will be allocated to the Subaccounts and the Fixed Account according to the Owner's current allocation instructions, unless otherwise requested by the Owner. Transfers from the Loan Account to the Separate Account or the Fixed Account as a result of the repayment of Debt will be allocated at the end of the Valuation Period during which the repayment is received. Such transfers will not be counted in determining the transfers made within a 15 day period.


     EFFECTS OF POLICY LOAN. Policy loans decrease Surrender Value and, therefore, the amount available to pay the charges necessary to keep the Policy in force. If Surrender Value on the day immediately preceding a Deduction Day is less than the monthly deductions for the next month, FKLA will notify the Owner. (See "General Provisions--Written Notices and Requests.") The Policy will lapse and terminate without value, unless a sufficient payment is made to FKLA within 61 days of the date such notice is sent to the Owner. (See "The Policy--Policy Lapse and Reinstatement.")


     EFFECT ON INVESTMENT EXPERIENCE. A Policy Loan will have an effect on the Cash Value of a Policy. The collateral for the loan (the amount held in the Loan Account) does not participate in the experience of the Subaccounts or the current interest rate of the Fixed Account while the loan is outstanding. If the amount credited to the Loan Account is more than the amount that would have been earned in the Subaccounts or the Fixed Account, the Cash Value will, and the Death Benefit may, be higher as a result of the loan. Conversely, if the amount credited to the Loan Account is less than would have been earned in the Subaccounts or the Fixed Account, the Cash Value, as well as the Death Benefit, may be less.

     TAX TREATMENT. If the Policy is treated as a modified endowment contract, a loan will be taxed in the same way as a loan from an annuity. Therefore, a loan may be subject to Federal income tax and a 10% tax penalty may apply. (See "Federal Tax Matters.")

SURRENDER PRIVILEGE

     While the Insured is living and the Policy is in force, the Owner may surrender the Policy for its Surrender Value. To surrender the Policy, the Owner must make written request to FKLA at its Home Office and return the Policy to FKLA. The Surrender Value is equal to the Cash Value less any applicable Surrender Charge and any Debt. (See "Surrender Charge," below.)

     SURRENDER CHARGE. A contingent deferred sales charge ("Surrender Charge") is imposed to cover expenses relating to the sale of the Policy including commissions paid to sales personnel, and other promotion and acquisition expenses. If this Policy is surrendered or if the Cash Value is applied under a Settlement Option (see "General Provisions--Settlement Options"), the amount payable may reflect a deduction for applicable Surrender Charges. A Surrender Charge will not be assessed against Cash Values applied under a settlement option if the Policy has been in force for five or more years and the settlement option elected provides for benefit payments of at least five years. The amount of the Surrender Charge will be calculated as a percentage of the total premiums paid under the Policy. During the period from the Policy Date to the fifth Policy Anniversary, the rate is 6%; on the fifth Policy Anniversary, the rate decreases to 5%, and on each of the next three Policy Anniversaries it will decrease an additional 1% with a final decrease of 2% on the ninth Policy Anniversary. During the first nine Policy Years following an increase in Specified Amount, an additional surrender charge will apply. The additional charge will be calculated as described above based on the amount of the increase, the number of years since the date of the increase and premiums associated with the increase. The Surrender Charge in any Policy Year will never exceed $60 per $1,000 of initial Death Benefit.


     The applicable Surrender Charge will be determined based upon the date of receipt of the written request for surrender.


     PARTIAL WITHDRAWALS. After the first Policy Year, a Policy Owner may make withdrawals of amounts less than the Surrender Value. The minimum amount of each withdrawal is $500. Surrender charges will apply to partial withdrawals, but only to the extent the withdrawal (plus all previous withdrawals made under the Policy) exceeds Cash Value less total premiums paid into the Policy. For purposes of determining the surrender charge assessed against a partial withdrawal, amounts in excess of the total premiums paid under the Policy will be considered to have been withdrawn first. A $25 withdrawal charge may be imposed for processing each withdrawal. (See "Charges and Deductions.") A withdrawal will decrease the Cash Value by the amount of the withdrawal and, if Death Benefit Option A is in effect, will reduce the Specified Amount by the amount of the withdrawal (before the withdrawal charge and any applicable surrender charge.)


FREE-LOOK PERIOD

     The Owner may, until the end of the period of time specified in the Policy, examine the Policy and return it for a refund. The applicable period of time will depend on the state in which the Policy is issued; however, it will be at least 10 days from the date the Policy is received by the Owner. The amount of the refund will be the sum of the Cash Value in the Money Market Subaccount plus the total amount of monthly deductions and deductions made against Premiums. An Owner seeking a refund should return the Policy to FKLA at its Home Office or to the agent who sold the Policy.

                             CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUMS

     A state and local premium tax charge of 2.5% is deducted from each premium payment under the Policy prior to allocation of the net premium. This charge is to reimburse FKLA for the payment of state premium taxes. FKLA expects to pay an average state premium tax rate of approximately 2.5% but the actual premium tax attributable to a Policy may be more or less. In addition, a charge for federal taxes equal to 1% of each premium payment will be deducted to compensate FKLA for a higher corporate income tax liability resulting from changes made to the Internal Revenue Code by the Omnibus Budget Reconciliation Act of 1990.

COST OF INSURANCE CHARGE

     A monthly deduction is made from the Subaccounts and the Fixed Account for the cost of insurance to cover FKLA's anticipated mortality costs. The cost of insurance charge is deducted monthly in advance and is allocated among the Subaccounts and the Fixed Account in proportion each bears to the Cash Value of the Policy less Debt.


     The cost of insurance will be deducted on the Policy Date and on each Deduction Day thereafter by the cancellation of units. If the Deduction Day falls on a day other than a Valuation Date, the charge will be determined on the next Valuation Date. The cost of insurance charge is determined by multiplying the applicable cost of insurance rate (see below) by the "net amount at risk" for each policy month. The net amount at risk is equal to the Death Benefit minus the Cash Value on the Deduction Day.


     COST OF INSURANCE RATE. The monthly cost of insurance rates are based on the issue age, sex, rate class of the Insured and Policy Year. The monthly cost of insurance rates will be determined by FKLA based on its expectations as to future mortality experience. Any change in the schedule of rates will apply to all individuals of the same class as the Insured. The cost of insurance rate may never exceed those shown in the table of guaranteed maximum cost of insurance rates in the Policy. The guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker Mortality Tables, Age Nearest Birthday, published by the National Association of Insurance Commissioners.


     RATE CLASS. The rate class of an Insured will affect the cost of insurance rate. FKLA currently places Insureds in preferred rate classes and rate classes involving a higher mortality risk. The cost of insurance rates for rate classes involving a higher mortality risk are multiples of the preferred rates. (See "Charges and Deductions--Cost of Insurance Rate," above.)

MORTALITY AND EXPENSE RISK CHARGE

     A daily charge is deducted from the Subaccounts of the Separate Account for mortality and expense risks assumed by FKLA. This charge will be at an annual rate of 0.60%. This charge may be increased in the future but in no event will it exceed an annual rate of 0.90%. FKLA may profit from this charge.

     The mortality and expense risk assumed is that FKLA's estimates of longevity and of the expenses incurred over the lengthy period the Policy may be in effect--which estimates are the basis for the level of other charges FKLA makes under the Policy--will not be correct.

MONTHLY ADMINISTRATIVE CHARGE


     FKLA deducts a monthly administrative expense charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping and periodic reporting to owners. Currently, this charge is $6 per month.


OTHER CHARGES


     SURRENDER CHARGE. During the first nine Policy Years, if the Policy is surrendered or if the Cash Value is applied under a Settlement Option, a Surrender Charge is imposed against the total premium paid. In addition, the Surrender Charge may apply against a partial withdrawal if the withdrawal (plus all prior partial withdrawals) exceeds Cash Value less total premiums paid. The charge decreases from 6% to 0%, depending on the Policy Year of the date of surrender or application under a Settlement Option. During the first nine Policy Years following an increase in Specified Amount, an additional surrender charge will apply. The additional charge will be calculated as described above based on the amount of the increase, the number of years since the date of the increase and premium associated with the increase. A Surrender Charge will not be assessed against Cash Values applied under a Settlement Option if the Policy has been in force for five or more years and the Settlement Option elected provides for the payment of benefits for at least five years. The Surrender Charges are intended to compensate FKLA for expenses in connection with the distribution of the Policy. Under current assumptions FKLA anticipates Surrender Charges will not fully cover distribution expenses. To the extent that distribution expenses are not recovered from Surrender Charges, those expenses may be recovered from other sources, including the cost of insurance and the mortality and expense risk charges described above. Surrender Charges are described in more detail under "Policy Benefits--Surrender Privilege."



     WITHDRAWAL CHARGE. A charge of $25 may be imposed for each partial withdrawal. This charge is designed to reimburse FKLA for the administrative expenses related to the withdrawal. FKLA does not expect to recover any amount in excess of aggregate expenses. A Surrender Charge may also apply to a partial withdrawal. (See "Surrender Charge" above.)


     TAXES. Currently, no charges are made against the Separate Account for Federal, state or other taxes that may be attributable to the Separate Account. FKLA may, however, in the future impose charges for Federal income taxes attributable to the Separate Account. Charges for other taxes, if any, attributable to the Policy may also be made. (See "Federal Tax Matters.")


     CHARGES AGAINST THE FUNDS. Under the investment advisory agreements between the Funds, on behalf of the Portfolios, and the investment managers and/or advisers for the Portfolios, such entities provide investment advisory services for the Portfolios. The Funds are responsible for the advisory fees and all their other expenses. The investment advisory fees differ with respect to each of the Portfolios of the Funds and are described on pages 6 and 7 of this Prospectus. FKLA may receive compensation from the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement. For more information concerning the investment advisory fees and other charges against the Portfolios of the Funds, see the prospectuses for the Funds and the Statements of Additional Information available upon request.


     SYSTEMATIC WITHDRAWAL PLAN. A charge of $50 is imposed to enter into a Systematic Withdrawal Plan (SWP.) In addition, a $25 charge will be imposed each time a change is made to the SWP. These charges are to reimburse FKLA for expenses related to the administration of the SWP. (See "Systematic Withdrawal Plan.")


     REDUCTION OF CHARGES. FKLA may reduce certain charges and the minimum initial premium in special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with group or sponsored arrangements, sales to FKLA policyowners, or sales to employees or clients of members of the Zurich Kemper group of companies. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected Owners and owners of all other policies funded by the Separate Account.


                               GENERAL PROVISIONS

SETTLEMENT OPTIONS

     The Owner, or Beneficiary at the death of the Insured if no election by the Owner is in effect, may elect to have all of the Death Benefit or Surrender Value of this Policy paid in a lump sum or have the amount applied to one of the Settlement Options. Payments under these options will not be affected by the investment experience of the Separate Account after proceeds are applied under a Settlement Option. Payment will be made as elected by the payee on a monthly, quarterly, semi-annual or annual basis. The option selected must result in a payment that is at least equal to FKLA's required minimum, according to rules in effect at the time the option is chosen. If at any time the payments are less than the minimum payment, FKLA may increase the period between payments to quarterly, semi-annual or annual so that the payment is at least equal to our minimum payment or make the payment in one lump sum.

     The Cash Value on the day immediately preceding the date on which the first benefit payment is due will first be reduced by any applicable Surrender Charge and Debt. The Surrender Value will be used to determine the benefit payment. The payment will be based on the settlement option elected in accordance with the appropriate settlement option table.

     OPTION 1--INCOME FOR SPECIFIED PERIOD. FKLA will pay income for the period and payment mode elected but not less than 5 years nor more than 30 years.

     OPTION 2--LIFE INCOME. FKLA will pay a monthly income to the payee during the payee's lifetime. If this Option is elected, annuity payments terminate automatically and immediately on the death of the annuitant without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

     OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED. FKLA will pay a monthly income for the guaranteed period elected and thereafter for the remaining lifetime of the payee. The period elected may only be 5, 10, 15 or 20 years.

     OPTION 4--JOINT AND SURVIVOR ANNUITY. FKLA will pay the full monthly income while both payees are living. Upon the death of either payee, the income will continue during the lifetime of the surviving payee. The surviving payee's income shall be the percentage of such full amount chosen at the time of election of this option. The percentages available are 50%, 66 2/3%, 75% and 100%. Annuity payments terminate automatically and immediately upon the death of the surviving payee without regard to the number or total amount of payments received.

     FKLA's consent is necessary for any other payment methods.

     The guaranteed monthly payments are based on an interest rate of 2.50% per year and, where mortality is involved, the "1983 Table a" individual mortality table developed by the Society of Actuaries, with a 5 year setback.

POSTPONEMENT OF PAYMENTS

     GENERAL. Payment of any amount due upon: (a) Policy termination at the Maturity Date, (b) surrender of the Policy, (c) payment of any Policy loan, or
(d) death of the Insured, may be postponed whenever:

          (1) The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

          (2) The SEC by order permits postponement for the protection of Owners; or


          (3) An emergency exists, as determined by the SEC, as a result of which disposal of securities of the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Separate Account.


     Transfers may also be postponed under these circumstances.

     PAYMENT NOT HONORED BY BANK. The portion of any payment due under the Policy which is derived from any amount paid to FKLA by check or draft may be postponed until such time as FKLA determines that such instrument has been honored by the bank upon which it was drawn.

THE CONTRACT

     The Policy, any endorsements, and the application constitute the entire contract between FKLA and the Owner. All statements made by the Insured or contained in the application will, in the absence of fraud or misrepresentation, be deemed representations and not warranties.

     Only the President, the Secretary, or an Assistant Secretary of FKLA is authorized to change or waive the terms of a Policy. Any change or waiver must be in writing and signed by one of those persons.

MISSTATEMENT OF AGE OR SEX


     If the age or sex of the Insured is misstated, the Death Benefit will be changed to what the cost of insurance on the previous Deduction Day would have purchased based on the correct sex and age.


INCONTESTABILITY

     FKLA may contest the validity of a Policy if any material misrepresentations are made in the application. However, a Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the Issue Date. A new two year contestability period will apply to increases in insurance, and to reinstatements beginning with the effective date of the increase or reinstatement.

SUICIDE

     Suicide by the Insured, while sane or insane, within two years from the Issue Date of the Policy is a risk not assumed under the Policy. FKLA's liability for such suicide is limited to the premiums paid less any withdrawals and Debt. When the laws of the state in which a Policy is delivered require less than a two year period, the period or amount paid will be as stated in such laws.

ASSIGNMENT

     No assignment of a Policy is binding on FKLA until it is received by FKLA at its Home Office. FKLA assumes no responsibility for the validity of the assignment. Any claim under an assignment is subject to proof of the extent of the interest of the assignee. If this Policy is assigned, the rights of the Owner and Beneficiary are subject to the rights of the assignee of record.

NONPARTICIPATING

     This Policy will not pay dividends. It will not participate in any of FKLA's surplus or earnings.

OWNER AND BENEFICIARY

     The Owner may, at any time during the life of the Insured and while the Policy is in force, designate a new Owner.

     Primary and secondary Beneficiaries may be designated by the Owner in the application. If changed, the primary or secondary Beneficiary is as shown in the latest change filed with FKLA. If no Beneficiary survives the Insured, the Insured's estate will be the Beneficiary. The interest of any Beneficiary may be subject to that of an assignee.

     Any change of Owner or Beneficiary must be made in writing in a form acceptable to FKLA. The change will take effect as of the date the request is signed. FKLA will not be liable for any payment made or other action taken before the notice has been received at FKLA's Home Office.

RECORDS AND REPORTS

     FKLA will maintain all records relating to the Separate Account. FKLA will send Owners, at their last known address of record, an annual report stating the Death Benefit, the Accumulation Unit Value, the Cash Value and Surrender Value under the Policy, and indicating any additional premium payments, partial withdrawals, transfers, Policy loans and repayments and charges made during the Policy Year. In addition, Owners will be sent confirmations and acknowledgments of various transactions. Owners will also be sent annual and semi-annual reports for the Fund to the extent required by the 1940 Act.

WRITTEN NOTICES AND REQUESTS

     Any written notice or request to be sent to FKLA should be sent to its Home Office, 1 Kemper Drive, Long Grove, Illinois 60049. The notice or request should include the Policy number and the Insured's full name. Any notice sent by FKLA to an Owner will be sent to the address shown in the application unless an address change has been filed with FKLA.

OPTIONAL INSURANCE BENEFITS


     Subject to certain requirements, a Policy Owner may elect to add one or more of the following optional insurance benefits to the Policy by a Rider at the time of application for a Policy. These optional benefits are: waiver of all monthly deductions against the Policy in the event of total disability of the Insured; term insurance on the Insured's dependent children; acceleration of the payment of a portion of the death benefit when the Insured is terminally ill; term insurance on an additional insured specified by the Owner; and extension of the Maturity Date under the Policy. If the Maturity Date is extended, the death benefit after the Maturity Date will be equal to the Cash Value multiplied by the death benefit factor in Appendix B to this Prospectus. The cost of any additional insurance benefits will be deducted as part of the monthly deductions. Certain restrictions may apply. Restrictions and provisions related to these benefits are more fully described in the applicable rider. Samples of the provisions are available from FKLA upon written request.


                             DOLLAR COST AVERAGING


     A Policy Owner may predesignate a portion of the Cash Value under a Policy attributable to the Money Market or Government Securities Subaccount to be automatically transferred on a monthly basis to one or more of the other Subaccounts and the Fixed Account. A Policy Owner may enroll in this program at the time the Policy is issued or anytime thereafter by properly completing the Dollar Cost Averaging enrollment form and returning it to FKLA at its home office at least five (5) business days prior to the effective date that all Dollar Cost Averaging transfers will be made ("Transfer Date").


     Transfers will commence on the first Transfer Date following the Trade Date. Transfers will be made in the amounts designated by the Policy Owner and must be at least $500 per Subaccount. The total Cash Value in the Money Market or Government Securities Subaccount at the time Dollar Cost Averaging is elected must be at least equal to the greater of $10,000 or the amount designated to be transferred on each Transfer Date multiplied by the duration selected. Dollar Cost Averaging will cease automatically if the Cash Value does not equal or exceed the amount designated to be transferred on each Transfer Date and the remaining amount will be transferred.

     Dollar Cost Averaging will terminate when (i) the number of designated monthly transfers has been completed, (ii) the Cash Value attributable to the Money Market or Government Securities Subaccount is insufficient to complete the next transfer, (iii) the Policy Owner requests termination in writing and such writing is received by FKLA at its home office at least five business days prior to the next Transfer Date in order to cancel the transfer scheduled to take effect on such date, or (iv) the Policy is surrendered. FKLA reserves the right to amend Dollar Cost Averaging on thirty days notice or terminate it at any time.

     A Policy Owner may initiate, reinstate or change Dollar Cost Averaging or change existing Dollar Cost Averaging terms by properly completing the new enrollment form and returning it to FKLA at its home office at least five (5) business days, (ten (10) business days for Fixed Account transfers), prior to the next Transfer Date such transfer is to be made.


                           SYSTEMATIC WITHDRAWAL PLAN



     FKLA administers a Systematic Withdrawal Plan ("SWP") which allows certain Policy Owners to preauthorize periodic withdrawals. Policy Owners entering into a SWP agreement instruct FKLA to withdraw selected amounts from the Fixed Account, or from a maximum of two Subaccounts on a monthly, quarterly, semi-annual or annual basis. Currently the SWP is available to Policy Owners who request a minimum $500 periodic payment. The amounts distributed under the SWP are partial withdrawals and will be subject to surrender charges, if applicable. (See "Policy Benefits and Rights--Surrender Privileges.") A charge of $50 will be imposed at the time a SWP is established. In addition, a $25 charge will be imposed each time a change is made to the SWP. These charges are designed to reimburse FKLA for expenses related to the administration of the SWP. Withdrawals taken under the SWP may be subject to income taxes, withholding and tax penalties. See "Federal Tax Matters." Policy Owners interested in the SWP may obtain an application and full information concerning this program and its restrictions from their representative or FKLA's home office. The right is reserved to amend the SWP on thirty days' notice. The SWP may be terminated at any time by the Contract Owner or FKLA.


                            DISTRIBUTION OF POLICIES

     The Policy is sold by licensed insurance representatives who represent FKLA and who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The Policy is distributed through the principal underwriter, Investors Brokerage Services, Inc. ("IBS"), an affiliate of FKLA.


     Gross commissions paid by FKLA on the sale of the Policy plus fees for marketing services provided by affiliates of FKLA are not more than 10% in the first year and on increases in subsequent years and 6% in renewal years. A service fee at an annual rate of 0.10% on assets which have been maintained and serviced may also be paid. Firms to which service fees and commissions may be paid include affiliated broker-dealers.


     IBS is engaged in the sale and distribution of other variable life policies and annuities.

                              FEDERAL TAX MATTERS

     The ultimate effect of Federal income taxes on the Policy, on settlement options and on the economic benefit to the Owner, Beneficiary or payee depends on FKLA's tax status, and upon the tax status of the individual concerned.

FKLA'S TAX STATUS

     Under current interpretations of Federal income tax law, FKLA is taxed as a life insurance company and the operations of the Separate Account are treated as part of the total operations of FKLA. The operations of the Separate Account do not materially affect FKLA's Federal income tax liability because FKLA is allowed a deduction to the extent that net investment income of the Separate Account is applied to increase Owners' equity. FKLA may incur state and local taxes attributable to the Separate Account. At present, these taxes are not significant. Accordingly, FKLA does not charge or credit the Separate Account for Federal, state or local taxes. Thus, the Separate Account may realize net investment income, such as interest, dividends or capital gains, and reinvest such income all without tax consequences to the Separate Account.

     If there is a material change in applicable Federal, state or local law, however, charges or credits may be made to the Separate Account for Federal, state or local taxes, or reserves for such taxes, if any, attributable to the Separate Account. Such charges or credits will be determined independent of the taxes actually paid by FKLA.

TAX STATUS OF THE POLICY

     Section 7702 of the Internal Revenue Code ("Code") provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. FKLA will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death benefit payable under a Policy is excludable from gross income of the beneficiary under Section 101 of the Code.

     Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty also applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled, or if other exceptions apply.

     It may not be advantageous to replace existing insurance with Policies described in this prospectus. It may also be disadvantageous to purchase a policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.

     The Policies offered by this prospectus may or may not be issued as modified endowment contracts. FKLA will monitor premiums paid and will notify the Policy Owner when the Policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to
Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code.

     In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the FKLA Variable Separate Account be adequately diversified. Regulations issued by the Secretary of the Treasury, set the standards for measuring the adequacy of this diversification. A variable life policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. To be adequately diversified, each Subaccount of the Separate Account must meet certain tests. FKLA believes that the investments of the Separate Account meet the applicable diversification standards.

     Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, FKLA will take whatever steps are available to remain in compliance.

     FKLA will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

     A total surrender or cancellation of the Policy by lapse may have adverse tax consequences depending on the circumstances.

     Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

OTHER CONSIDERATIONS

     Because of the complexity of the law in its application to a specific individual, tax advice may be needed by a person contemplating purchase of a Policy or the exercise of elections under a Policy. The above comments concerning the Federal income tax consequences are not exhaustive and are not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on FKLA's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. FKLA also believes the Policy meets other requirements concerning Owner control over investments. However, the Secretary of Treasury has not issued regulations on this subject. Such regulations, if adopted, could include requirements not included in the Policy. Because the guidance has not been published, there can be no assurance as to content or even whether application will be prospective only. If possible, FKLA will make modifications to the Policy to comply with such regulations.

                              LEGAL CONSIDERATIONS

     On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The Policy described in this Prospectus contains cost of insurance rates that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of federal, state and local laws, including Title VII of the Civil Rights Act, the Equal Pay Act, and Norris and subsequent cases on any employment-related insurance or fringe benefit program before purchasing this Policy.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

     FKLA holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of FKLA. FKLA maintains records of all purchases and redemptions of the shares of each portfolio of the Fund by each of the Subaccounts.

                                VOTING INTERESTS

     To the extent required by law, FKLA will vote a Fund's shares held in the Separate Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result FKLA determines that it is permitted to vote a Fund's shares in its own right, it may elect to do so.

     Owners of all Policies participating in each Subaccount shall have voting interests with respect to that Subaccount, based upon each Owner's proportionate interest in that Subaccount as measured by units.


     Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate Portfolio of a Fund.



     FKLA will vote shares of a Fund for which it has not received timely instructions in proportion to the voting instructions that FKLA has received with respect to all variable policies participating in a Portfolio. FKLA will also vote any Fund shares attributed to amounts it has accumulated in the Subaccounts in the same proportions that Owners vote.



     FKLA may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of a Fund or of one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio of a Fund. In addition, FKLA itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser of a Portfolio of a Fund if FKLA reasonably disapproves of such changes. A proposed change would be disapproved only if the change is contrary to state law or prohibited by state regulatory authorities, or if FKLA determines that the change would have an adverse effect on its General Account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event FKLA does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.


                            STATE REGULATION OF FKLA

     FKLA, a stock life insurance company organized under the laws of Illinois, is subject to regulation by the Illinois Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of FKLA as of December 31st of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of FKLA and the Separate Account and certifies to their adequacy, and a full examination of FKLA's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

     In addition, FKLA is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                         DIRECTORS AND OFFICERS OF FKLA

     The directors and principal officers of FKLA are listed below together with their current positions and their other business experience during the past five years. The address of each officer and director is 1 Kemper Drive, Long Grove, Illinois 60049.

         NAME AND AGE
      POSITION WITH FKLA
       YEAR OF ELECTION               OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
------------------------------  ------------------------------------------------------------------
John B. Scott (51)              Chief Executive Officer and President of Federal Kemper Life
Chief Executive Officer since   Assurance Company and Fidelity Life Association since 1988. Chief
February 1992. President since  Executive Officer and President of Zurich Life Insurance Company
November 1993. Director since   of America since January 1996. Chairman of the Board of Federal
1992.                           Kemper Life Assurance Company from April 1988 to January 1996.
                                Chairman of the Board of KILICO from February 1992 to January
                                1996. Executive Vice President and director of Kemper Corporation from January 1994 and March 1996, respectively. Executive Vice
                                President of Kemper Financial Companies, Inc. from January 1994 to
                                January 1996 and Director from 1992 to January 1996.
Jerome J. Cwiok (48)            Executive Vice President of Federal Kemper Life Assurance Company
Executive Vice President since  and Fidelity Life Association since 1995. Executive Vice President
1995.                           of Zurich Life Insurance Company of America since March 1996.
                                Senior Vice President of KILICO, Federal Kemper Life Assurance
                                Company and Fidelity Life Association from 1993 to 1995. Vice
                                President of Federal Kemper Life Assurance Company and Fidelity
                                Life Association since 1993. Executive Vice President of Academy
                                Insurance Group from 1986 to 1993.
Eliane C. Frye (47)             Executive Vice President of Federal Kemper Life Assurance Company
Executive Vice President since  and Fidelity Life Association since 1995. Executive Vice President
1995.                           of Zurich Life Insurance Company of America since March 1996.
                                Senior Vice President of KILICO from 1992 to 1995. Senior Vice
                                President of Federal Kemper Life Assurance Company and Fidelity
                                Life Association from 1993 to 1995. Vice President of Federal
                                Kemper Life Assurance Company and Fidelity Life Association from
                                1988 to 1993.
Frederick L. Blackmon (43)      Senior Vice President and Chief Financial Officer of Federal
Senior Vice President and       Kemper Life Assurance Company and Fidelity Life Association since
Chief Financial Officer since   November 1995. Treasurer and Chief Financial Officer of Kemper
November 1995.                  Corporation since January 1996. Senior Vice President and Chief
                                Financial Officer of Zurich Life Insurance Company of America
                                since March 1996. Chief Financial Officer of Alexander Hamilton
                                Life Insurance Company from April 1989 to November 1995.
James E. Hohmann (40)           Senior Vice President and Chief Actuary of Federal Kemper Life
Senior Vice President and       Assurance Company and Fidelity Life Association since December
Chief Actuary since December    1995. Senior Vice President and Chief Actuary of Zurich Life
1995.                           Insurance Company of America since March 1996. Managing Principal
                                (Partner) of Tillinghast--Towers Perrin from January 1991 to
                                December 1995. Consultant/Principal (Partner) of
                                Tillinghast--Towers Perrin from November 1986 to January 1991.

         NAME AND AGE
      POSITION WITH FKLA
       YEAR OF ELECTION               OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
------------------------------  ------------------------------------------------------------------
Debra P. Rezabek (40)           Senior Vice President of Federal Kemper Life Assurance Company and
Senior Vice President since     Fidelity Life Association since 1996. General Counsel of Federal
1996. General Counsel since     Kemper Life Assurance Company and Fidelity Life Association since
1992. Corporate Secretary       1992. Corporate Secretary of Federal Kemper Life Assurance Company
since January 1996.             and Fidelity Life Association since January 1996. Senior Vice
                                President and General Counsel of Zurich Life Insurance Company of
                                America since March 1996. Assistant General Counsel of Federal
                                Kemper Life Assurance Company and Fidelity Life Association from
                                1988 to 1992. Assistant Secretary of KILICO, Federal Kemper Life
                                Assurance Company and Fidelity Life Association from 1992 to 1996.
                                Assistant Secretary of Kemper Corporation since January 1996.
Loren J. Alter (57)             Director of Federal Kemper Life Assurance Company, Fidelity Life
Director since January 1996.    Association and Zurich Kemper Investments, Inc. since January
                                1996. Director of Zurich Life Insurance Company of America since
                                May 1979. Executive Vice President of Zurich Insurance Company
                                since 1979. President, Chief Executive Officer and Director of
                                Kemper Corporation since January 1996.
William H. Bolinder (52)        Chairman of the Board and Director of Federal Kemper Life
Chairman of the Board and       Assurance Company and Fidelity Life Association since January
Director since January 1996.    1996. Chairman of the Board and Director of Zurich Life Insurance
                                Company of America since March 1995. Chairman of the Board of
                                Kemper Corporation since January 1996. Vice Chairman and Director of Zurich Kemper Investments, Inc. since January 1996. Chairman of the Board of American Guarantee and Liability Insurance Company,
                                Zurich American Insurance Company of Illinois, American Zurich
                                Insurance Company and Steadfast Insurance Company since 1986.
                                Chief Executive Officer of American Guarantee and Liability
                                Company, Zurich American Insurance Company of Illinois, American
                                Zurich Insurance Company and Steadfast Insurance Company from 1986 to June 1995. President of Zurich Holding Company of America since
                                1986. U.S. Manager of Zurich Insurance Company, U.S. Branch since
                                1986. Underwriter for Zurich American Lloyds since 1986.
Daniel L. Doctoroff (37)        Director of Kemper Corporation, Federal Kemper Life Assurance
Director since January 1996.    Company and Fidelity Life Association since January 1996. Managing
                                Partner of Insurance Partners Advisors, L.P. since February 1994.
                                Vice President of Keystone, Inc. since October 1992. Managing
                                Director of Rosecliff Inc./Oak Hill Partners, Inc. since August
                                1987. Director of Bell & Howell Company since 1989; National Re
                                Corporation since 1990; Specialty Foods Corporation since 1993;
                                and Transport Holdings Inc. since 1995.
Steven M. Gluckstern (45)       Director of Kemper Corporation, Federal Kemper Life Assurance
Director since January 1996.    Company and Fidelity Life Association since January 1996. Chairman of the Board and Director of Zurich Kemper Investments, Inc. since
                                January 1996. Chairman of the Board and Chief Executive Officer of
                                Zurich Reinsurance Centre, Inc. since May 1993. President of
                                Centre Re, Bermuda from December 1986 to May 1993.

         NAME AND AGE
      POSITION WITH FKLA
       YEAR OF ELECTION               OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR MORE
------------------------------  ------------------------------------------------------------------
Michael P. Stramaglia (36)      Director of Federal Kemper Life Assurance Company and Fidelity
Director since January 1996.    Life Association since January 1996. Chief Executive Officer and
                                President of Zurich Life Insurance Company of Canada since June
                                1994. Executive Vice-President and Chief Operating Officer of
                                Zurich Life Insurance Company of Canada from June 1993 to June
                                1994. Senior Vice-President of the Corporate Division of Zurich
                                Life Insurance Company of Canada from November 1990 to January
                                1993. Director of Zurich Life Insurance Company of Canada, Zurich
                                Life of Canada Holdings Limited, Zurich Indemnity Company of
                                Canada, Zurich Canadian Holdings Limited, and Zurmex Canada
                                Holdings Limited.
Paul H. Warren (40)             Director of Kemper Corporation, Federal Kemper Life Assurance
Director since January 1996.    Company and Fidelity Life Association since January 1996. Partner of Insurance Partners Advisors, L.P. since March 1994. Managing
                                Director of International Insurance Advisors since March 1992.
                                Vice President of J.P. Morgan from June 1986 to March 1992.
                                Director of Unionamerica Holdings plc since 1993; Unionamerica
                                Insurance Company since 1993; Tarquin plc since 1994; and Chairman
                                Underwriting Agencies Ltd. since 1994.

                                 LEGAL MATTERS

     All matters of Illinois law pertaining to the Policy, including the validity of the Policy and FKLA's right to issue the Policy under Illinois Insurance Law, have been passed upon by Frank J. Julian, Associate General Counsel of FKLA. Katten Muchin & Zavis, Washington, D.C., has advised FKLA on certain legal matters concerning federal securities laws applicable to the issue and sale of Policies.

                               LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. FKLA is not a party in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

     The statutory financial statements of FKLA have been included in the Prospectus in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

     FKLA prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of Illinois. Because of the effects of the differences between generally accepted accounting principles and these statutory accounting practices, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of FKLA as of December 31, 1995 and 1994, and its net income and its cash flows for each of the years in the three-year period ended December 31, 1995. However after consideration of the adjustments included in Note 1 of FKLA's statutory financial statements, KPMG Peat Marwick LLP is of the opinion that the adjusted capital and surplus and net income present fairly, in all material respects, capital and surplus as of December 31, 1995 and 1994, and net income for each of the years in the three-year period ended December 31, 1995 in conformity with generally accepted accounting principles.


     Actuarial matters included in this prospectus have been examined by Christopher J. Nickele, FSA as stated in the opinion filed as an exhibit to the Registration Statement.


                             REGISTRATION STATEMENT

     A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies. For further information concerning the Separate Account, FKLA and the Policy, reference is made to the Registration Statement as amended with exhibits. Copies of the Registration Statement are available from the Commission upon payment of a fee.

                              FINANCIAL STATEMENTS


     The statutory financial statements of FKLA that are included should be considered only as bearing upon FKLA's ability to meet its contractual obligations under the Policy. FKLA's statutory financial statements do not bear on the investment experience of the assets held in the Separate Account. No financial statements are included for the Separate Account. As of the date of this Prospectus, it has not yet commenced operations, has no assets or liabilities and received no income nor incurred any expense.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Federal Kemper Life Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital stock and surplus of Federal Kemper Life Assurance Company as of December 31, 1995 and 1994, and the related statutory statements of operations, capital stock and surplus, and cash flow for each of the years in the three-year period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of Illinois. The effects on the accompanying financial statements of the variances between such practices and generally accepted accounting principles are described in Note 1.

In our opinion, because of the effects of the differences between generally accepted accounting principles and the accounting practices referred to in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Federal Kemper Life Assurance Company as of December 31, 1995 and 1994, and its results of operations and its cash flow for each of the years in the three-year period ended December 31, 1995. In our opinion, however, after consideration of the adjustments included in Note 1, the adjusted capital stock and surplus and net income present fairly, in all material respects, capital stock and surplus as of December 31, 1995 and 1994, and net income for each of the years in the three-year period ended December 31, 1995 in conformity with generally accepted accounting principles.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Federal Kemper Life Assurance Company as of December 31, 1995 and 1994, and the results of its operations and its cash flow for the years then ended, on the basis of accounting described in note 1.

                                       KPMG Peat Marwick LLP

March 15, 1996

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

  STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL STOCK AND
                                    SURPLUS
                           DECEMBER 31, 1995 AND 1994

                                                                        1995              1994
                                                                   --------------    --------------
                        ADMITTED ASSETS
Bonds, principally at amortized cost                               $1,820,752,935    $1,829,755,748
Stocks:
  Preferred, at cost                                                    9,413,271         9,439,057
  Common, at market                                                     2,313,842         2,844,335
Mortgage loans                                                        167,465,730       276,598,676
Real estate                                                                60,710         5,887,029
Policy loans                                                          109,345,358       105,761,724
Cash                                                                   66,679,909         1,452,934
Other invested assets                                                  36,819,957        66,336,100
Short-term investments                                                 49,723,678        84,563,397
                                                                   --------------    --------------
  Total cash and invested assets                                    2,262,575,390     2,382,639,000
Premiums deferred and uncollected                                      73,812,078        76,021,986
Investment income accrued                                              28,296,378        36,003,534
Receivable from affiliates                                             23,895,116        17,682,434
Federal income tax recoverable                                         16,691,530         8,731,819
Other assets and receivables                                           21,639,969        10,649,777
Separate account assets, at market value                                   76,035       363,792,154
                                                                   --------------    --------------
Total admitted assets                                              $2,426,986,496    $2,895,520,704
                                                                   ==============    ==============
           LIABILITIES AND CAPITAL STOCK AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts                    $2,006,464,269    $2,105,662,200
  Supplementary contracts without life contingencies                   45,386,898        37,445,784
  Policy and contract claims                                           31,429,007        26,835,164
  Other policyholders' funds                                           66,646,555        48,430,611
  Interest maintenance reserve                                                 --         1,397,630
  Asset valuation reserve                                              27,092,372        46,035,900
  Real estate valuation reserve                                         2,799,873        15,833,633
  Cost of collection in excess of loading                              31,633,645        32,230,492
  Accrued taxes and expenses                                           14,765,045        13,661,794
  Other liabilities                                                    26,596,843        24,718,422
  Separate account liabilities                                             76,035       363,792,154
                                                                   --------------    --------------
Total liabilities                                                   2,252,890,542     2,716,043,784
                                                                   --------------    --------------
Capital stock and surplus:
  Common stock, $20 par value. Authorized 500,000 shares;
     issued 136,351 shares                                              2,727,020         2,727,020
  Paid-in surplus                                                      90,111,297        90,111,297
  Unassigned surplus                                                   81,257,637        86,638,603
                                                                   --------------    --------------
Total capital stock and surplus                                       174,095,954       179,476,920
                                                                   --------------    --------------
Total liabilities and capital stock and surplus                    $2,426,986,496    $2,895,520,704
                                                                   ==============    ==============

See accompanying notes to statutory financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

                       STATUTORY STATEMENTS OF OPERATIONS
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                           1995            1994            1993
                                                       ------------    ------------    ------------
Income:
  Premiums and annuity considerations                  $299,996,378    $286,512,736    $308,149,786
  Consideration for supplementary contracts              29,752,976      21,909,198      25,998,291
  Investment income (net of expenses of $3,177,240,
     $3,975,237 and $5,224,244 in 1995, 1994 and
     1993, respectively)                                165,210,467     166,397,527     161,419,695
  Amortization of interest maintenance reserve           (1,897,082)      2,456,160       2,360,875
  Reinsurance ceding commissions and allowances          26,730,991      26,135,922      22,844,334
                                                       ------------    ------------    ------------
Total income                                            519,793,730     503,411,543     520,772,981
                                                       ------------    ------------    ------------
Benefits and expenses:
  Death and other benefits                              423,932,673     360,984,937     306,858,370
  Increase (decrease) in aggregate reserves for
     policies and supplementary contracts               (91,256,817)    (60,597,824)     41,312,831
  Commissions                                            58,299,901      59,218,757      53,728,981
  General expenses                                       37,467,455      29,293,195      26,836,092
  Insurance taxes, licenses, and fees                    14,601,891      11,663,019      11,387,157
                                                       ------------    ------------    ------------
Total benefits and expenses                             443,045,103     400,562,084     440,123,431
                                                       ------------    ------------    ------------
Gain from operations before dividends to
  policyholders and Federal income tax expense           76,748,627     102,849,459      80,649,550
  Dividends to policyholders                                 74,263          74,943          83,278
                                                       ------------    ------------    ------------
Gain from operations before Federal income tax
  expense                                                76,674,364     102,774,516      80,566,272
  Federal income tax expense                             29,748,669      30,711,464      28,560,304
                                                       ------------    ------------    ------------
Net gain from operations                                 46,925,695      72,063,052      52,005,968
Realized capital gains (losses):
  Net realized capital gains (losses)                   (90,987,544)    (22,346,824)     18,791,238
  Related Federal income tax benefit (expense)           34,752,419         373,069      (9,399,004)
  Net loss (gain) transferred to the interest
     maintenance reserve                                 19,651,801      23,170,390     (20,201,126)
                                                       ------------    ------------    ------------
Total realized capital gains (losses)                   (36,583,324)      1,196,635     (10,808,892)
                                                       ------------    ------------    ------------
Net income                                             $ 10,342,371    $ 73,259,687    $ 41,197,076
                                                       ============    ============    ============

See accompanying notes to statutory financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

               STATUTORY STATEMENTS OF CAPITAL STOCK AND SURPLUS
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                        1995             1994             1993
                                                    ------------     ------------     ------------
Capital stock--at beginning and end of year         $  2,727,020     $  2,727,020     $  2,727,020
                                                    ------------     ------------     ------------
Paid-in surplus at beginning and end of year          90,111,297       90,111,297       90,111,297
                                                    ------------     ------------     ------------
Unassigned surplus:
  Balance at beginning of year                        86,638,603      116,464,818      100,338,732
  Net income                                          10,342,371       73,259,687       41,197,076
  Unrealized capital gains (losses)                   (5,130,522)      (8,253,188)       9,641,965
  Change in non-admitted assets                         (179,259)         635,786          (53,003)
  Cash dividends to Parent                           (13,000,000)     (95,500,000)     (31,682,552)
  Change in asset valuation reserve                   18,943,528        1,775,579       (6,160,273)
  Reset of negative interest maintenance reserve     (16,357,084)              --               --
  Noncash dividend to Parent                                  --               --        3,982,873
  Prior period tax adjustment                                 --       (1,744,079)        (800,000)
                                                    ------------     ------------     ------------
Balance at end of year                                81,257,637       86,638,603      116,464,818
                                                    ------------     ------------     ------------
Total capital stock and surplus                     $174,095,954     $179,476,920     $209,303,135
                                                    ============     ============     ============

See accompanying notes to statutory financial statements.

                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

                       STATUTORY STATEMENTS OF CASH FLOW
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                        1995              1994             1993
                                                   --------------    --------------    -------------
Cash provided (used):
  From operations:
     Premiums and considerations                   $  331,038,287    $  305,987,089    $ 328,933,891
     Investment income received                       170,536,907       172,081,442      169,823,433
     Other income received                             26,544,369        25,848,758       23,117,121
     Benefits paid                                   (419,972,943)     (365,091,925)    (305,630,269)
     Commissions, other expenses, and taxes paid     (108,123,222)      (97,949,407)     (90,627,701)
     Federal income taxes paid                         (3,055,911)      (40,388,205)     (33,733,797)
     Increase in policy loans                          (3,583,634)       (4,991,357)      (4,863,848)
                                                    -------------     -------------    -------------
Net cash provided by (used in) operations              (6,616,147)       (4,503,605)      87,018,830
                                                    -------------     -------------    -------------
Investments sold, matured, or repaid:
     Bonds                                            298,350,352       989,936,952      851,873,743
     Stocks                                             1,909,455        21,793,887       52,815,656
     Mortgage loans                                    77,059,000        78,768,010      151,019,816
     Real estate                                        5,258,566         2,500,380           35,076
     Other invested assets                                769,857        42,019,324       99,327,071
                                                    -------------     -------------    -------------
Investments sold, matured, or repaid                  383,347,230     1,135,018,553    1,155,071,362
                                                    -------------     -------------    -------------
Other cash provided                                    45,929,590        15,816,221       48,498,457
                                                    -------------     -------------    -------------
Total cash provided                                   422,660,673     1,146,331,169    1,290,588,649
                                                    -------------     -------------    -------------
Cash applied:
  Cost of investments acquired:
     Bonds                                            295,948,178       993,424,320    1,033,025,829
     Stocks                                             2,526,608           604,805       10,424,530
     Mortgage loans                                    28,794,862        56,580,105      109,170,427
     Other invested assets                             18,361,481        44,118,032       25,222,333
                                                    -------------     -------------    -------------
Total cost of investments acquired                    345,631,129     1,094,727,262    1,177,843,119
                                                    -------------     -------------    -------------
  Other cash applied:
     Dividends to Parent                               13,000,000        95,500,000       27,699,679
     Other                                             33,642,288        30,816,873       12,305,867
                                                    -------------     -------------    -------------
Total other cash applied                               46,642,288       126,316,873       40,005,546
                                                    -------------     -------------    -------------
Total cash applied                                    392,273,417     1,221,044,135    1,217,848,665
                                                    -------------     -------------    -------------
Net change in cash and short-term investments          30,387,256       (74,712,966)      72,739,984
Cash and short-term investments:
     Beginning of year                                 86,016,331       160,729,297       87,989,313
                                                    -------------     -------------    -------------
     End of year                                   $  116,403,587    $   86,016,331    $ 160,729,297
                                                    =============     =============    =============

See accompanying notes to statutory financial statements.

FEDERAL KEMPER LIFE ASSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 1995, 1994 AND 1993

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

Federal Kemper Life Assurance Company (the "Company") markets a selected range of term and interest-sensitive life insurance and annuity products primarily through brokerage general agents and other independent distributors. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). On January 4, 1996, an investors group comprised of Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of the change in control, Zurich and Insurance Partners indirectly and directly own 80 percent and 20 percent, respectively, of Kemper and therefore the Company.

The accompanying statutory financial statements have been prepared in accordance with the National Association of Insurance Commissioners ("NAIC") Annual Statement Instructions, the Accounting Practices and Procedures Manual and in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of Illinois, which vary in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (1) bonds are generally recorded at amortized cost, and are not classified as either held-to-maturity securities, trading securities, or available-for sale-securities; (2) acquisition costs, such as commissions and other costs in connection with acquiring new business, are charged to current operations as incurred; (3) policy reserves are based on statutory mortality and interest requirements without consideration of withdrawals, which may differ from reserves based on reasonably conservative estimates of mortality, interest, and withdrawals; (4) assets and liabilities are presented net of reinsurance in statutory basis financial statements; (5) deferred income taxes are not provided for unrealized gains on investments and temporary differences in the financial statement and tax basis of assets and liabilities; (6) the asset valuation reserve is reported as a liability rather than as an appropriation of surplus; (7) certain assets designated as "nonadmitted assets" (principally furniture and equipment, agents' debit balances, and certain other classes of receivables) have been charged to surplus; (8) annuity considerations and other fund deposits are reflected as revenue rather than as deposits; and (9) realized capital gains/losses resulting from changes in interest rates are deferred and amortized over the life of the bond or mortgage sold.

The following schedule sets forth the adjustments to statutory net income and capital stock and surplus necessary to present them in accordance with generally accepted accounting principles (in thousands):

                                                                  1995         1994         1993
                                                                ---------    ---------    ---------
Net income--
  As reported under statutory accounting practices...........   $  10,342    $  73,260    $  41,197
  Deferred acquisition costs.................................      37,201       43,656       24,705
  Change in reserves for policies and contracts..............     (20,586)     (22,174)     (13,498)
  Interest maintenance reserve...............................     (17,755)     (25,627)      17,840
  Deferred income taxes......................................      (6,027)      (4,032)      (1,840)
  Other, net.................................................      (1,407)      (1,262)      (2,670)
                                                                ---------    ---------    ---------
  As reported under generally accepted accounting
     principles..............................................   $   1,768    $  63,821    $  65,734
                                                                =========    =========    =========
Capital stock and surplus--
  As reported under statutory accounting practices...........   $ 174,096    $ 179,477    $ 209,303
  Deferred acquisition costs.................................     408,016      386,338      334,494
  Reserves for policies and contracts........................    (127,840)    (145,090)    (112,360)
  Asset valuation reserve....................................      27,092       46,036       47,811
  Due and deferred premiums..................................     (67,260)     (68,021)     (65,758)
  Cost of collection in excess of loading....................      31,634       32,230       31,522
  Interest maintenance reserve...............................          --        1,398       27,024
  Unrealized appreciation (depreciation) of investments......      48,004      (85,556)      59,639
  Deferred income taxes......................................     (59,729)     (30,720)     (54,386)
  Other, net.................................................      (7,519)     (11,927)       3,747
                                                                ---------    ---------    ---------
  As reported under generally accepted accounting
     principles..............................................   $ 426,494    $ 304,165    $ 481,036
                                                                =========    =========    =========

The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the statutory financial statements, significant estimates and assumptions affect provisions for real estate-related losses and reserves, other than temporary declines in values for bonds, and the calculation of fair value disclosures for certain financial instruments. The significant statutory accounting policies follow.

ACCOUNTING PRACTICES PRESCRIBED OR PERMITTED

During 1995 the Company sold, primarily through bulk sales, approximately $84 million of real estate-related investments as part of the Company's strategic effort to reduce its overall exposure to real estate. As a result of these sales the Company incurred realized capital losses which were required to be transferred to the interest maintenance reserve ("IMR"). However, as a result of the transfer to the IMR of these realized capital losses, the IMR became negative resulting in a net charge to unassigned surplus. In connection with the sale of the real estate-related investments and the acquisition of Kemper, the Department of Insurance of the State of Illinois permitted the Company to reset the IMR to zero as of December 31, 1995. Although this treatment does not change the Company's total amount of reported capital and surplus as of December 31, 1995, it will favorably impact the future net gain from operations and net income as the negative IMR will not have to be amortized against future income over the remaining lives of the investments sold.

Accounting practices prescribed by the Department of Insurance of the State of Illinois resulted in surplus being decreased by $442 thousand as of December 31, 1994. The decrease in surplus resulted from the Company treating certain repaid mortgages and other real estate-related loans as still held by the Company for the purpose of calculating the asset valuation reserve ("AVR"). This treatment resulted from a December 1993 transaction in which the Company received $59.0 million in cash and $10.2 million of new second mortgages from certain borrowers in exchange for previously existing loans. The cash was provided by a third-party real estate mortgage investment conduit ("REMIC") which received from the borrowers first mortgages on the subject properties. While the absolute amount of loans was substantially reduced, the Company's subordinated position on the second mortgages resulted in the Company's overall real estate exposure being diminished to a lesser degree. As a result, the Department of Insurance of the State of Illinois required the Company to calculate AVR and risk-based capital ("RBC") as if the Company still held the original loans. All of these second mortgages were paid off or sold as of December 31, 1995.

REVENUE AND EXPENSES

Life and interest-sensitive life insurance contract premiums are recognized as revenue when due, while annuity contract premiums are recognized as revenue when paid. Expenses, including acquisition costs related to acquiring new business, such as commissions, are charged to operations as incurred.

INVESTED ASSETS AND RELATED INCOME

Investments are valued as prescribed by the NAIC. Bonds are valued generally at amortized cost. Preferred stocks are carried at cost. Common stocks are carried at market values promulgated by the NAIC. Short-term investments are carried at cost, which approximates market value. Mortgage loans are carried at their unpaid principal balances net of unamortized discount and direct write-downs. Real estate is carried at depreciated cost less encumbrances and specific write-downs to fair value for real estate owned. Other real estate-related investments included in other invested assets, net of any applicable write-downs, include notes receivable from real estate ventures carried at cost and investments in real estate ventures carried at cost, adjusted for the equity in the operating income or loss of such ventures. Policy loans are carried at their unpaid balance. Other invested assets also include venture capital investments, a leveraged lease and surplus notes which are carried at cost.

The amortized cost of bonds is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in investment income. Amortization of the discount or premium from mortgage-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying mortgage loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of mortgage-backed securities change as a result of changes in prepayment rates, the adjustment is also included in investment income. The Company does not accrue interest income on bonds, mortgage loans, or on other real estate loans where the likelihood of collection of interest is doubtful.

Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, which are not transferred to IMR as discussed below, and changes in real estate-related reserves and write-downs are credited or charged to income, net of applicable Federal income tax. Unrealized gains and losses are credited or charged to surplus.

Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions and calculated in conformity with Statement of Financial Accounting Standards ("SFAS") 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, indicate a likelihood of loss. Prior to year-end 1995, the Company evaluated its real estate-related assets (including accrued interest) by estimating the probabilities of loss utilizing various projections that included several factors relating to the borrower, property, term of the loan, tenant composition, rental rates, other supply and demand factors and overall economic conditions. Generally, at that time, the reserve was based upon the excess of the loan amount over the estimated future cash flows from the loan discounted at the loan's contractual rate of interest taking into consideration the effects of recourse to, and subordination of loans held by, affiliated non-life realty companies. At year-end 1995, reflecting the Company's change in strategy with respect to its real estate portfolio, and the disposition thereof, real estate-related investments were valued using an estimate of each investment's observable market price, net of estimated costs to sell.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The AVR provides for a standardized statutory investment valuation reserve for losses from investments in bonds, preferred stocks, short-term investments, mortgage loans, common stocks, real estate and other invested assets, with related increases or decreases in the AVR recorded directly to surplus. The IMR defers certain interest-related gains and losses (net of tax) on fixed income securities, primarily bonds and mortgage loans, which are then amortized into income over the remaining lives of the investments sold. Net deferred IMR gains are treated as a liability while net deferred IMR losses are generally treated as a non-admitted asset with a corresponding charge directly to unassigned surplus.

POLICY LIABILITIES

Liabilities for policy reserves on annuity contracts are calculated based on the Commissioner's Annuity Reserve Valuation Method ("CARVM"). Interest crediting rates guaranteed under the contracts' accumulation periods range from 4.5 percent to 8.35 percent. Guarantee periods range from one to six years with minimum interest rate guarantees ranging from 3.0 percent to 4.5 percent. Liabilities for policy reserves on interest-sensitive life insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. Liabilities for the majority of these contracts are calculated based on the 1980 Commissioner's Standard Ordinary ("CSO") table assuming interest rates ranging from 4 percent to 6 percent. For contracts which have annuitized, interest rates that are used in the determination of the present value of future payments range from 3.0 percent to 11.25 percent.

SEPARATE ACCOUNT BUSINESS

The Company's separate accounts were for funds deposited with it on behalf of the defined benefit retirement plans of Lumbermens Mutual Casualty Company ("Lumbermens"), a former affiliated company, and certain of its subsidiaries, Kemper and the Company. The decrease in separate account assets during 1995 reflects the transfer of certain segregated assets and liabilities related to the pension plans of Lumbermens and the termination of the Company's and Kemper's pension plans during 1995. The Company did not receive administrative fees for managing such assets, and therefore the decrease in separate account assets had no financial impact on the Company's net income. The assets of the separate accounts are carried at market value.

FEDERAL INCOME TAXES

Federal income taxes are charged to operations based on income that is currently payable. No credit or charge to operations is made nor asset or liability established for the tax effect of temporary differences between financial and tax reporting. Prior period tax adjustments are credited or charged directly to surplus.

NON-ADMITTED ASSETS

Certain assets designated as "non-admitted assets" have been excluded from the statements of admitted assets, liabilities, and capital stock and surplus through a direct charge against unassigned surplus.

CASH FLOW INFORMATION

The Company defines cash as cash in banks and considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments.

(2) INVESTED ASSETS

BONDS

The amortized cost and estimated market value of bonds at December 31, 1995 and 1994 were as follows (in thousands):

                                                                           1995
                                                  -------------------------------------------------------
                                                                   GROSS          GROSS        ESTIMATED
                                                  AMORTIZED      UNREALIZED     UNREALIZED       MARKET
                                                     COST          GAINS          LOSSES         VALUE
                                                  ----------     ----------     ----------     ----------
U.S. Government securities.....................   $  122,676      $  1,700       $     (13)    $  124,363
Debt securities issued by foreign
  governments..................................       37,779         1,324            (168)        38,935
Corporate and other securities.................      691,829        37,514          (3,700)       725,643
Mortgage-backed securities.....................      968,469        44,473            (865)     1,012,077
                                                  ----------       -------        --------     ----------
     Total bonds...............................   $1,820,753      $ 85,011       $  (4,746)    $1,901,018
                                                  ==========       =======        ========     ==========

                                                                           1994
                                                  -------------------------------------------------------
                                                                   GROSS          GROSS        ESTIMATED
                                                  AMORTIZED      UNREALIZED     UNREALIZED       MARKET
                                                     COST          GAINS          LOSSES         VALUE
                                                  ----------     ----------     ----------     ----------
U.S. Government securities.....................   $    2,384      $     --       $    (137)    $    2,247
Debt securities issued by foreign
  governments..................................       31,644            --          (4,015)        27,629
Corporate and other securities.................      781,202         6,342         (48,900)       738,644
Mortgage-backed securities.....................    1,014,526           220         (43,566)       971,180
                                                  ----------       -------        --------     ----------
     Total bonds...............................   $1,829,756      $  6,562       $ (96,618)    $1,739,700
                                                  ==========       =======        ========     ==========

The amortized cost and estimated market value of bonds at December 31, 1995, by contractual maturity, are presented in the following table. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities will be substantially shorter than their contractual maturity because they may require monthly principal installments and mortgagees may prepay principal.

                                                                                        ESTIMATED
                                                                        AMORTIZED         MARKET
                                                                           COST           VALUE
                                                                        ----------      ----------
                                                                              (IN THOUSANDS)
Due in one year or less..............................................   $    7,907      $    8,054
Due after one year through five years................................      247,009         258,972
Due after five years through ten years...............................      472,325         493,241
Due after ten years..................................................      125,043         128,674
Securities not due at a single maturity date--primarily
  mortgage-backed securities(1)......................................      968,469       1,012,077
                                                                        ----------      ----------
     Total bonds.....................................................   $1,820,753      $1,901,018
                                                                        ==========      ==========

---------------
     (1) Weighted average maturity of 5.5 years.

Mortgage-backed securities consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally of AAA credit quality and the markets for these investments have been and are expected to remain liquid.

Future investment income from mortgage-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. Due to the fact that the Company's investments in mortgage-backed securities predominately date from recent years, the current interest rate environment is not expected to cause any material extension of the average maturities of these investments. Prepayment activity on securities purchased at a discount is not expected to result in any material losses to the Company because prepayments would generally accelerate the reporting of the discounts as investment income. Prepayment activity resulting from a decline in interest rates on such securities purchased at a premium would accelerate the amortization of the premiums which would result in reductions of investment income related to such securities. At December 31, 1995, the Company had unamortized discounts and premiums of $20.2 million and $479 thousand, respectively, related to mortgage-backed securities. Given the credit quality, liquidity and anticipated payment characteristics of the Company's investments in mortgage-backed securities, the Company believes that the associated risk can be managed without material adverse consequences to its financial statements.

Below investment-grade securities holdings (NAIC classes 3 through 6), representing securities of 14 issuers at December 31, 1995, totaled 2.0 percent of cash and invested assets at December 31, 1995, compared with 3.0 percent at December 31, 1994. Below investment-grade securities are generally unsecured and often subordinated to other creditors of the issuers. These issuers may have relatively higher levels of indebtedness and be more sensitive to adverse economic conditions than investment-grade issuers.

Proceeds from sales of investments in bonds during 1995 were $298.4 million. Gross gains of $11.3 million and gross losses of $515 thousand were realized on those sales. Proceeds from sales of investments in bonds during 1994 were $989.9 million. Gross gains of $6.1 million and gross losses of $41.9 million were realized on those sales. Proceeds from sales of investments in bonds during 1993 were $851.9 million. Gross gains of $38.7 million and gross losses of $14.7 million were realized on those sales.

Bonds with amortized values of $2.5 million were on deposit with governmental authorities as required by law at December 31, 1995.

EQUITY SECURITIES

The market value of preferred stock was $10.5 million and $9.3 million at December 31, 1995 and 1994, respectively. The cost of common stock was $1.7 million and $1.3 million at December 31, 1995 and 1994, respectively.

REAL ESTATE-RELATED INVESTMENTS

The Company's real estate portfolio consists of joint venture and third-party mortgage loans, real estate owned, other real estate-related investments and real estate-related bonds and stocks.

The following table summarizes the Company's real estate-related investments at December 31, 1995 and 1994 (in thousands):

                                                                               1995         1994
                                                                             --------     --------
Commercial mortgages......................................................   $167,466     $276,599
Real estate-related bonds.................................................      2,177        7,966
Real estate-related stocks................................................        850        2,665
Real estate-related investments included in other invested assets:
  Real estate loans and notes receivable..................................      5,929       24,326
  Real estate joint ventures and partnerships.............................     11,114       27,252
Real estate...............................................................         61        5,887
Real estate valuation reserve.............................................     (2,800)     (15,834)
                                                                             --------     --------
     Total(1).............................................................   $184,797     $328,861
                                                                             ========     ========

---------------
(1) Excludes $2.1 million and $9.5 million of real estate-related accrued interest at December 31, 1995 and 1994, respectively.

At December 31, 1995 and 1994, total impaired loans amounted to $9.4 million and $54.9 million, respectively. Impaired loans had corresponding reserves of $2.8 million and $9.3 million at December 31, 1995 and 1994, respectively.

The Company had an average balance of $53.3 million and $63.9 million in impaired loans for 1995 and 1994, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance. At December 31, 1995 and 1994, loans on nonaccrual status amounted to $11.4 million and $84.7 million, respectively. Impaired loans are generally included in the Company's nonaccrual loans.

(3) CONCENTRATION OF CREDIT RISK

The Company generally strives to maintain a diversified invested asset portfolio, however, certain concentrations of credit risk exist in mortgage-backed securities (see note captioned "Invested Assets") and real estate. The Company's real estate portfolio is distributed by geographic location and property type as shown in the following two tables:

Geographic distribution as of December 31, 1995:

Illinois.................................................................................    54.9%
California...............................................................................    20.4
Texas....................................................................................     5.7
Hawaii...................................................................................     4.8
Florida..................................................................................     4.7
Oregon...................................................................................     2.4
Washington...............................................................................     2.1
Other(1).................................................................................     5.0
                                                                                            -----
     Total...............................................................................   100.0%
                                                                                            =====

---------------
     (1) No other single location exceeded 2.0 percent.

Distribution by property type as of December 31, 1995:

Office...................................................................................    53.8%
Hotel....................................................................................    14.2
Land.....................................................................................    10.4
Apartment................................................................................     5.5
Retail...................................................................................     5.1
Other....................................................................................    11.0
                                                                                            -----
     Total...............................................................................   100.0%
                                                                                            =====

Real estate markets have been depressed in recent periods in areas where most of the Company's real estate portfolio is located. California real estate market conditions have continued to be worse than in many other areas of the country. Real estate markets in northern California and Illinois currently reflect some stabilization and improvement.

Undeveloped land represented approximately 10.4 percent of the Company's real estate portfolio at December 31, 1995. To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary permits and market demand for the permitted use of the property. The values of certain development projects have been written down as of December 31, 1995, reflecting changes in plans in connection with the Zurich-led acquisition of Kemper. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.

The majority of the Company's real estate loans are on properties or projects where the Company, Kemper, or their respective affiliates have taken ownership positions in joint ventures with a small number of partners.

At December 31, 1995, the Company's loans to and investments in projects with the Prime Group, Inc. or its affiliates, totaled approximately $80.3 million, or
43.5 percent, of the Company's real estate portfolio. Prime Group-related commitments accounted for $13.0 million of the off-balance-sheet legal commitments at December 31, 1995, of which the Company expects to fund $3.5 million.

At December 31, 1995, loans to and investments in a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens, constituted approximately $22.5 million or 12.2 percent of the Company's real estate portfolio. The Company's interest in the MLP is a less than one percent limited partnership interest, and Kemper's interest is 75 percent at December 31, 1995. Prior to 1995, Kemper's interest was 50 percent. At December 31, 1995, MLP-related commitments accounted for approximately $23.8 million of the Company's off-balance-sheet legal commitments, of which the Company expects to fund $5.3 million.

At December 31, 1995, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt") have interests constituted approximately $17.5 million, or 9.5 percent of the Company's real estate portfolio. The Nesbitt ventures primarily consist of eleven hotel properties. At December 31, 1995, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.

(4) FEDERAL INCOME TAXES

The actual Federal income tax expense on operations for 1995, 1994 and 1993 differed from "expected" tax expense ("expected" tax is computed by applying the corporate tax rate of 35 percent to gain from operations before Federal income tax expense for 1995, 1994 and 1993) as follows (in thousands):

                                                                       1995       1994       1993
                                                                      -------    -------    -------
Computed "expected" tax expense....................................   $26,836    $35,971    $28,198
Proxy tax on insurance acquisition costs...........................     5,495      4,637      4,942
Change in statutory reserves over tax reserves.....................    (1,196)       337       (688)
Adjustment of prior year accrual...................................    (3,430)    (8,896)    (6,408)
Lease agreement....................................................      (809)    (1,003)    (1,475)
Other, net.........................................................     2,853       (335)     3,991
                                                                      -------    -------    -------
Total Federal income tax expense...................................   $29,749    $30,711    $28,560
                                                                      =======    =======    =======

The operations of the Company are included in the consolidated Federal income tax return of Kemper. Income taxes payable or refundable are determined on a separate return basis by the Company and remitted to, or received from, Kemper.

Kemper's Federal income tax returns through the year 1986 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1987 through 1990 are currently under examination by the IRS.

(5) REINSURANCE

In the ordinary course of business, the Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured or to diversify its risk and limit its overall financial exposure. For individual life products, the Company generally retains only the first $300 thousand (face amount) on the life of any one individual, with the excess portions of life insurance risk ceded to reinsurers. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liability and obligations to policyholders.

The Company has ceded a significant amount of life insurance premiums under various reinsurance contracts for the portion of life insurance in excess of the Company's retention limits on policies written before 1992 with Fidelity Life Association, A Mutual Legal Reserve Company ("FLA"), an affiliated life insurance company. Beginning in 1992, the Company began to reinsure the excess of insurance risks over the Company's retention limits with other unaffiliated insurance companies, primarily American United Life Insurance Company. At December 31, 1995 and 1994, the deductions for reinsurance ceded to FLA and other unaffiliated insurance companies were as follows (in millions):

                                                                                1995          1994
                                                                                -----         -----
Reserves ceded to FLA........................................................   $38.2         $42.4
Reserves ceded to unaffiliated insurance companies...........................    24.5          20.4
                                                                                -----         -----
Total reserves ceded.........................................................   $62.7         $62.8
                                                                                =====         =====
Premiums ceded to FLA........................................................   $41.6         $45.3
Premiums ceded to unaffiliated insurance companies...........................    42.7          35.5
                                                                                -----         -----
Total premiums ceded.........................................................   $84.3         $80.8
                                                                                =====         =====

Such amounts related to life insurance in force at December 31, 1995 and 1994 as follows (in billions):

                                                                                1995          1994
                                                                                -----         -----
Direct and assumed...........................................................   $98.0         $95.9
                                                                                =====         =====
Ceded to:
  FLA........................................................................   $11.6         $13.6
  Unaffiliated insurance companies...........................................    17.2          15.2

(6) EMPLOYEE BENEFIT PLANS

Prior to November 30, 1994, the Company actively maintained a defined benefit pension plan. The plan was noncontributory and benefits were based upon an employee's career average benefit accrual, with an alternative minimum benefit formula based upon years of participation and final average pay. Vesting occurred after five years of service. The Company's funding policy for qualified pension plans was to contribute, at a minimum, the equivalent of the amount required under the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code. At November 30, 1994, the Company's retirement plan ceased accruing benefits and all employees participating in the plan became fully vested. During 1995, the Company's employees received their vested benefits in connection with the termination of the plan as either a lump-sum payment or a nonparticipating annuity contract issued by a third-party insurance company.

The Company also has a savings and profit-sharing plan for all eligible employees and a deferred compensation plan for certain senior officers. Contributions by the Company to the plans for the years ended December 31, 1995, 1994 and 1993 amounted to $553 thousand, $338 thousand and $57 thousand, respectively.

(7) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The Company sponsors a welfare plan that provides medical and life insurance benefits to its retired and active employees. The Company is self insured with respect to medical benefits and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.

Effective January 1, 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition obligation for retirees and fully eligible or vested employees as an expense over a period of ten years. The unrecognized transition obligation was $500 thousand as of December 31, 1995.

Net postretirement benefit costs for the years ended December 31, 1995 and 1994 amounted to $233 thousand and $132 thousand, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation.

At December 31, 1995 and 1994, the accumulated and unfunded postretirement benefit obligation for retirees and other fully eligible or vested participants was $331 thousand and $264 thousand, respectively. The discount rate used in determining the allocated postretirement benefit obligation was 7.25 percent and 8 percent in 1995 and 1994, respectively. The health care trend rate was based on projected experience for 1995 and 1996, 10 percent in 1997, gradually declining to 6 percent by the year 2000, and remaining at that level thereafter.

A one percentage point increase in assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1995 and 1994 by $125 thousand and $92 thousand, respectively, and the net postretirement benefit health care interest and service costs for the years ended December 31, 1995 and 1994 by $20 thousand and $10 thousand, respectively.

(8) RELATED-PARTY TRANSACTIONS

During 1995, 1994, and 1993 the Company paid cash dividends to Kemper of $13.0 million, $95.5 million, and $31.7 million, respectively.

The Company shares its employees and certain operations with FLA and Kemper Investors Life Insurance Company ("KILICO"), an affiliated company. The Company allocates expenses for the utilization of its employees and certain facilities to KILICO based upon KILICO's share of administrative, legal, marketing, and operation and support services. The Company has a formal management services agreement with FLA which charges FLA based upon certain fixed and variable charges. Expenses allocated to KILICO during 1995, 1994 and 1993 amounted to $14.3 million, $11.1 million and $13.1 million, respectively. Expenses charged to FLA during 1995, 1994, and 1993 under the terms of the agreement, amounted to $8.6 million, $9.0 million and $7.2 million, respectively. The Company is also charged investment management fees from the Company's portfolio manager, Zurich Kemper Investors, Inc. ("ZKI"), an affiliated company, which amounted to $2.1 million during both 1995 and 1994 and $2.7 million during 1993.

The Company reinsures certain risks with FLA. The Company receives a ceding commission allowance from FLA under the reinsurance agreements. Premiums ceded to and the related commission allowance received from this business amounted to $41.6 million and $7.6 million in 1995, $45.3 million and $8.0 million in 1994, and $44.2 million and $8.2 million in 1993, respectively.

The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1995 and 1994, joint venture mortgage loans totaled approximately $118.4 million and $189.0 million, respectively. During 1995, 1994, and 1993 the Company earned interest income on these joint venture loans of $8.8 million, $7.5 million, and $20.6 million respectively.

During 1995, 1994, and 1993 the Company sold $1.4 million, $68.8 million and $103.4 million of certain mortgages and real estate-related investments, net of reserves, to Kemper Portfolio Corp., an affiliated company, in exchange for cash. No gain or loss was recognized on the sales.

(9) CAPITAL STOCK AND SURPLUS

The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted if such dividend, together with other distributions during the twelve preceding months would exceed the greater of ten percent of statutory surplus as regards policyholders as of the preceding December 31, or statutory net income for the preceding calendar year. If the limitation is exceeded, then such proposed dividend must be reported to the Director of Insurance at least 30 days prior to the proposed payment date and may be paid only if not disapproved. Illinois insurance laws also permit payment of dividends only out of earned surplus, exclusive of most unrealized capital gains. The maximum amount of dividends which can be paid by the Company without prior approval in 1996 is $17.4 million. The Company paid dividends of $13.0 million and $95.5 million during 1995 and 1994, respectively.

Under asset adequacy and risk-based capital rules adopted in 1993 in the State of Illinois, state regulators may mandate remedial action for inadequately reserved or inadequately capitalized companies. The new asset adequacy rules are designed to assure that reserves and assets are adequate to cover liabilities under a variety of economic scenarios. The focus of the new capital rules is a risk-based formula that applies prescribed factors to various risk elements in an insurer's business and investments to develop a minimum capital requirement designed to be proportional to the amount of risk assumed by the insurer. The Company has capital levels substantially exceeding any which would mandate action under the risk-based capital rules and is in compliance with applicable asset adequacy rules.

(10) COMMITMENTS AND CONTINGENT LIABILITIES

The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the Company's financial statements.

Although none of the Company or its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of or lending to real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned or properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's and Kemper's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its results of operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.

At December 31, 1995, the Company had loan commitments and stand-by financing agreements totaling $47.1 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be secured by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. The Company presently expects to fund approximately $19.2 million of these arrangements. The disparity between total legal commitments and the amount expected to be funded relates principally to standby financing arrangements that provide credit enhancements to certain tax-exempt bonds, which the Company does not presently expect to fund. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1995 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. Accrued guaranty fund assessments amounted to $4.7 million and $1.6 million as of December 31, 1995 and 1994, respectively. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies, for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders. No specific amount can be reasonably estimated for such insolvencies as of December 31, 1995.

(11) FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

Bonds: Fair values for bonds were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, ZKI.

Equity securities: Fair values for equity securities were based upon quoted market prices.

Cash and short-term investments: The carrying amounts reported for these instruments approximate fair values.

Mortgage loans and other real estate-related investments: Fair values for mortgage loans and other real estate-related investments for year-end 1994 were estimated on a project-by-project basis. Generally, the projected cash flows of the collateral were discounted using a discount rate of 10 to 12 percent. The resulting collateral estimates were then used to determine the value of the Company's real estate-related investments. Fair values for mortgage loans and other real estate-related investments for year-end 1995 were estimated based upon each investment's observable market price, net of estimated costs to sell. The estimate of fair value should be used with care given the inherent difficulty of estimating the fair value of real estate due to the lack of a liquid quotable market.

Other loans and investments: The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued. The fair values for other invested assets were primarily based upon quoted market prices.

Life policy benefits: Fair values of the life policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with maturities consistent with those remaining for the contracts being valued. The Company had projected its future average crediting rate in 1995 and 1994 to be 5.0 percent and 5.5 percent, respectively, while the assumed average market crediting rate was 5.5 percent in 1995 and 6.5 percent in 1994.

The carrying values and estimated fair values of the Company's financial instruments at December 31, 1995 and 1994 were as follows (in thousands):

                                                            1995                        1994
                                                  ------------------------    ------------------------
                                                   CARRYING        FAIR        CARRYING        FAIR
                                                    VALUE         VALUE         VALUE         VALUE
                                                  ----------    ----------    ----------    ----------
Financial instruments recorded as assets:
  Bonds........................................   $1,820,753    $1,901,018    $1,829,756    $1,739,700
  Equity securities............................       11,727        12,843        12,283        12,101
  Cash and short-term investments..............      116,404       116,404        86,016        86,016
  Mortgage loans and other real estate-related
     investments...............................      184,797       184,797       328,861       271,093
  Policy loans.................................      109,345       109,345       105,762       105,762
  Other invested assets (excluding real estate-
     related investments)......................       19,777        15,705        14,758        14,758
Financial instruments recorded as liabilities--
  aggregate reserves for policies and
  supplementary contracts excluding term and
  ordinary life reserves.......................   $1,959,373    $1,835,838    $1,953,397    $1,831,339

                                   APPENDIX A

                         ILLUSTRATIONS OF CASH VALUES,
                             CASH SURRENDER VALUES,
                                 DEATH BENEFITS

     The tables in this Prospectus have been prepared to help show how values under a Policy change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Surrender Charges, if any) and Death Benefits under a Policy issued on an insured of a given age would vary over time if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.


     The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.60% on a current basis. This charge is guaranteed not to exceed an effective annual rate of 0.90%. In addition, the net investment returns also reflect the deduction of the Fund investment advisory fees and other Fund expenses, (.85%, the average of the fees and expenses). The tables also reflect applicable charges and deductions including a 3.5% deduction against premiums, a monthly administrative charge of $6 and monthly charges for providing insurance protection. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the following approximate net annual investment rate of return of -1.45%, 4.55% and 10.55%, on a current basis. On a guaranteed basis, these rates of return would be -1.75%, 4.25% and 10.25%, respectively. Cost of insurance rates vary by issue age, sex, rating class and Policy Year and, therefore, are not reflected in the approximate net annual investment rate of return above.


     The values shown are for Policies which are issued to a male preferred nonsmoker. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

     The tables also reflect the fact that no charges for federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

     Upon request, FKLA will furnish an illustration based on the proposed Insured's age, sex and premium payment requested.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          MALE PREFERRED NON-SMOKER $1,000 ANNUAL PREMIUM ISSUE AGE 35

                        $100,000 INITIAL DEATH BENEFIT:

                      VALUES--GUARANTEED COST OF INSURANCE


                               0% HYPOTHETICAL                 6% HYPOTHETICAL                  12% HYPOTHETICAL
            PREMIUM        GROSS INVESTMENT RETURN         GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           PAID PLUS     ---------------------------     ----------------------------     -----------------------------
POLICY     INTEREST      CASH    SURRENDER    DEATH       CASH    SURRENDER    DEATH       CASH     SURRENDER    DEATH
 YEAR        AT 5%       VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT
------     ---------     -----   ---------   -------     ------   ---------   -------     -------   ---------   -------
   1          1,050        711       651     100,000        761        701    100,000         811        751    100,000
   2          2,153      1,402     1,282     100,000      1,547      1,427    100,000       1,699      1,579    100,000
   3          3,310      2,072     1,892     100,000      2,358      2,178    100,000       2,668      2,488    100,000
   4          4,526      2,720     2,480     100,000      3,192      2,952    100,000       3,726      3,486    100,000
   5          5,802      3,345     3,045     100,000      4,050      3,750    100,000       4,880      4,580    100,000
   6          7,142      3,945     3,645     100,000      4,932      4,632    100,000       6,141      5,841    100,000
   7          8,549      4,520     4,240     100,000      5,835      5,555    100,000       7,517      7,237    100,000
   8         10,027      5,068     4,828     100,000      6,763      6,523    100,000       9,020      8,780    100,000
   9         11,578      5,589     5,409     100,000      7,712      7,532    100,000      10,661     10,481    100,000
  10         13,207      6,083     6,083     100,000      8,685      8,685    100,000      12,456     12,456    100,000
  11         14,917      6,546     6,546     100,000      9,679      9,679    100,000      14,419     14,419    100,000
  12         16,713      6,978     6,978     100,000     10,694     10,694    100,000      16,566     16,566    100,000
  13         18,599      7,377     7,377     100,000     11,730     11,730    100,000      18,916     18,916    100,000
  14         20,579      7,743     7,743     100,000     12,786     12,786    100,000      21,491     21,491    100,000
  15         22,657      8,071     8,071     100,000     13,861     13,861    100,000      24,314     24,314    100,000
  16         24,840      8,362     8,362     100,000     14,953     14,953    100,000      27,411     27,411    100,000
  17         27,132      8,608     8,608     100,000     16,060     16,060    100,000      30,809     30,809    100,000
  18         29,539      8,806     8,806     100,000     17,177     17,177    100,000      34,540     34,540    100,000
  19         32,066      8,950     8,950     100,000     18,299     18,299    100,000      38,639     38,639    100,000
  20         34,719      9,032     9,032     100,000     19,422     19,422    100,000      43,146     43,146    100,000
-----------------------------------------------------------------------------------------------------------------------
Age 65       69,761      4,832     4,832     100,000     29,447     29,447    100,000     123,683    123,683    150,893
Age 70       94,836          0         0           0     31,298     31,298    100,000     202,749    202,749    235,188
Age 75      126,840          0         0           0     26,525     26,525    100,000     328,574    328,574    351,574
Age 80      167,685          0         0           0      3,645      3,645    100,000     531,262    531,262    557,826
Age 85      219,815          0         0           0          0          0          0     845,412    845,412    887,683
-----------------------------------------------------------------------------------------------------------------------


ASSUMPTIONS:

  (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN
      MADE.

  (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

  (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

  (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

  (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY FEDERAL KEMPER LIFE ASSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          MALE PREFERRED NON-SMOKER $1,000 ANNUAL PREMIUM ISSUE AGE 35

                        $100,000 INITIAL DEATH BENEFIT:
                       VALUES--CURRENT COST OF INSURANCE


                               0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
            PREMIUM        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
           PAID PLUS     ----------------------------     -----------------------------     ---------------------------------
POLICY     INTEREST       CASH    SURRENDER    DEATH       CASH     SURRENDER    DEATH        CASH      SURRENDER     DEATH
 YEAR        AT 5%       VALUE      VALUE      VALUE       VALUE      VALUE      VALUE        VALUE       VALUE       VALUE
------     ---------     ------   ---------   -------     -------   ---------   -------     ---------   ---------   ---------
   1          1,050         750        690    100,000         801        741    100,000           853         793     100,000
   2          2,153       1,490      1,370    100,000       1,640      1,520    100,000         1,796       1,676     100,000
   3          3,310       2,220      2,040    100,000       2,518      2,338    100,000         2,841       2,661     100,000
   4          4,526       2,940      2,700    100,000       3,437      3,197    100,000         3,998       3,758     100,000
   5          5,802       3,651      3,351    100,000       4,399      4,099    100,000         5,278       4,978     100,000
   6          7,142       4,353      4,053    100,000       5,407      5,107    100,000         6,695       6,395     100,000
   7          8,549       5,045      4,765    100,000       6,461      6,181    100,000         8,264       7,984     100,000
   8         10,027       5,728      5,488    100,000       7,565      7,325    100,000        10,000       9,760     100,000
   9         11,578       6,402      6,222    100,000       8,721      8,541    100,000        11,922      11,742     100,000
  10         13,207       7,067      7,067    100,000       9,931      9,931    100,000        14,050      14,050     100,000
  11         14,917       7,724      7,724    100,000      11,198     11,198    100,000        16,406      16,406     100,000
  12         16,713       8,372      8,372    100,000      12,524     12,524    100,000        19,013      19,013     100,000
  13         18,599       9,011      9,011    100,000      13,912     13,912    100,000        21,899      21,899     100,000
  14         20,579       9,642      9,642    100,000      15,365     15,365    100,000        25,094      25,094     100,000
  15         22,657      10,264     10,264    100,000      16,887     16,887    100,000        28,631      28,631     100,000
  16         24,840      10,879     10,879    100,000      18,479     18,479    100,000        32,546      32,546     100,000
  17         27,132      11,485     11,485    100,000      20,147     20,147    100,000        36,879      36,879     100,000
  18         29,539      12,083     12,083    100,000      21,893     21,893    100,000        41,677      41,677     100,000
  19         32,066      12,673     12,673    100,000      23,720     23,720    100,000        46,987      46,987     100,000
  20         34,719      13,256     13,256    100,000      25,633     25,633    100,000        52,865      52,865     100,000
-----------------------------------------------------------------------------------------------------------------------------
Age 65       69,761      15,379     15,379    100,000      47,334     47,334    100,000       157,463     157,463     192,105
Age 70       94,836      14,093     14,093    100,000      61,504     61,504    100,000       263,555     263,555     305,724
Age 75      126,840       9,675      9,675    100,000      78,985     78,985    100,000       437,084     437,084     467,679
Age 80      167,685           0          0          0     102,042    102,042    107,144       722,374     722,374     758,493
Age 85      219,815           0          0          0     131,041    131,041    137,593     1,184,732   1,184,732   1,243,968
-----------------------------------------------------------------------------------------------------------------------------


ASSUMPTIONS:

  (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN
      MADE.

  (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

  (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

  (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

  (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY FEDERAL KEMPER LIFE ASSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          MALE PREFERRED NON-SMOKER $3,000 ANNUAL PREMIUM ISSUE AGE 55

                        $100,000 INITIAL DEATH BENEFIT:
                      VALUES--GUARANTEED COST OF INSURANCE


                               0% HYPOTHETICAL                  6% HYPOTHETICAL                  12% HYPOTHETICAL
            PREMIUM        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           PAID PLUS     ----------------------------     ----------------------------     -----------------------------
POLICY     INTEREST       CASH    SURRENDER    DEATH       CASH    SURRENDER    DEATH       CASH     SURRENDER    DEATH
 YEAR        AT 5%       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT
------     ---------     ------   ---------   -------     ------   ---------   -------     -------   ---------   -------
   1          3,150       2,015      1,835    100,000      2,162      1,982    100,000       2,309      2,129    100,000
   2          6,457       3,932      3,572    100,000      4,353      3,993    100,000       4,793      4,433    100,000
   3          9,930       5,751      5,211    100,000      6,575      6,035    100,000       7,471      6,931    100,000
   4         13,577       7,470      6,750    100,000      8,825      8,105    100,000      10,362      9,642    100,000
   5         17,406       9,080      8,180    100,000     11,099     10,199    100,000      13,485     12,585    100,000
   6         21,426      10,577      9,677    100,000     13,392     12,492    100,000      16,863     15,963    100,000
   7         25,647      11,951     11,111    100,000     15,699     14,859    100,000      20,524     19,684    100,000
   8         30,080      13,192     12,472    100,000     18,011     17,291    100,000      24,495     23,775    100,000
   9         34,734      14,284     13,744    100,000     20,319     19,779    100,000      28,810     28,270    100,000
  10         39,620      15,213     15,213    100,000     22,612     22,612    100,000      33,511     33,511    100,000
  11         44,751      15,966     15,966    100,000     24,883     24,883    100,000      38,650     38,650    100,000
  12         50,139      16,529     16,529    100,000     27,127     27,127    100,000      44,297     44,297    100,000
  13         55,796      16,889     16,889    100,000     29,338     29,338    100,000      50,533     50,533    100,000
  14         61,736      17,031     17,031    100,000     31,514     31,514    100,000      57,460     57,460    100,000
  15         67,972      16,930     16,930    100,000     33,644     33,644    100,000      65,203     65,203    100,000
  16         74,521      16,551     16,551    100,000     35,714     35,714    100,000      73,909     73,909    100,000
  17         81,397      15,797     15,797    100,000     37,663     37,663    100,000      83,756     83,756    100,000
  18         88,617      14,706     14,706    100,000     39,538     39,538    100,000      94,954     94,954    105,399
  19         96,198      13,149     13,149    100,000     41,269     41,269    100,000     107,330    107,330    116,990
  20        104,158      11,036     11,036    100,000     42,822     42,822    100,000     120,985    120,985    129,454
------------------------------------------------------------------------------------------------------------------------
Age 65       39,620      15,213     15,213    100,000     22,612     22,612    100,000      33,511     33,511    100,000
Age 70       67,972      16,930     16,930    100,000     33,644     33,644    100,000      65,203     65,203    100,000
Age 75      104,158      11,036     11,036    100,000     42,822     42,822    100,000     120,985    120,985    129,454
Age 80      150,340           0          0          0     46,854     46,854    100,000     212,290    212,290    222,904
Age 85      209,282           0          0          0     37,114     37,114    100,000     354,177    354,177    371,886
------------------------------------------------------------------------------------------------------------------------


ASSUMPTIONS:

  (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN
      MADE.

  (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

  (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

  (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

  (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY FEDERAL KEMPER LIFE ASSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

          MALE PREFERRED NON-SMOKER $3,000 ANNUAL PREMIUM ISSUE AGE 55

                        $100,000 INITIAL DEATH BENEFIT:

                       VALUES--CURRENT COST OF INSURANCE


                               0% HYPOTHETICAL                   6% HYPOTHETICAL                  12% HYPOTHETICAL
            PREMIUM        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           PAID PLUS     ----------------------------     -----------------------------     -----------------------------
POLICY     INTEREST       CASH    SURRENDER    DEATH       CASH     SURRENDER    DEATH       CASH     SURRENDER    DEATH
 YEAR        AT 5%       VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT
------     ---------     ------   ---------   -------     -------   ---------   -------     -------   ---------   -------
   1          3,150       2,202      2,022    100,000       2,355      2,175    100,000       2,508      2,328    100,000
   2          6,457       4,384      4,024    100,000       4,831      4,471    100,000       5,297      4,937    100,000
   3          9,930       6,548      6,008    100,000       7,436      6,896    100,000       8,399      7,859    100,000
   4         13,577       8,694      7,974    100,000      10,176      9,456    100,000      11,849     11,129    100,000
   5         17,406      10,821      9,921    100,000      13,057     12,157    100,000      15,686     14,786    100,000
   6         21,426      12,930     12,030    100,000      16,088     15,188    100,000      19,953     19,053    100,000
   7         25,647      15,021     14,181    100,000      19,276     18,436    100,000      24,698     23,858    100,000
   8         30,080      17,094     16,374    100,000      22,629     21,909    100,000      29,976     29,256    100,000
   9         34,734      19,149     18,609    100,000      26,155     25,615    100,000      35,846     35,306    100,000
  10         39,620      21,186     21,186    100,000      29,864     29,864    100,000      42,374     42,374    100,000
  11         44,751      23,207     23,207    100,000      33,765     33,765    100,000      49,634     49,634    100,000
  12         50,139      25,209     25,209    100,000      37,869     37,869    100,000      57,708     57,708    100,000
  13         55,796      27,195     27,195    100,000      42,185     42,185    100,000      66,688     66,688    100,000
  14         61,736      29,163     29,163    100,000      46,724     46,724    100,000      76,675     76,675    100,000
  15         67,972      31,115     31,115    100,000      51,498     51,498    100,000      87,782     87,782    101,827
  16         74,521      33,050     33,050    100,000      56,520     56,520    100,000     100,077    100,077    115,088
  17         81,397      34,968     34,968    100,000      61,802     61,802    100,000     113,670    113,670    128,448
  18         88,617      36,870     36,870    100,000      67,357     67,357    100,000     128,702    128,702    142,859
  19         96,198      38,756     38,756    100,000      73,200     73,200    100,000     145,326    145,326    158,405
  20        104,158      40,626     40,626    100,000      79,346     79,346    100,000     163,713    163,713    175,173
-------------------------------------------------------------------------------------------------------------------------
Age 65       39,620      21,186     21,186    100,000      29,864     29,864    100,000      42,374     42,374    100,000
Age 70       67,972      31,115     31,115    100,000      51,498     51,498    100,000      87,782     87,782    101,827
Age 75      104,158      40,626     40,626    100,000      79,346     79,346    100,000     163,713    163,713    175,173
Age 80      150,340      43,101     43,101    100,000     113,925    113,925    119,622     287,479    287,479    301,853
Age 85      209,282      40,685     40,685    100,000     156,675    156,675    164,508     488,197    488,197    512,607
-------------------------------------------------------------------------------------------------------------------------


ASSUMPTIONS:

  (1) BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN
      MADE.

  (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

  (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.

  (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

  (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY FEDERAL KEMPER LIFE ASSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                         TABLE OF DEATH BENEFIT FACTORS


ATTAINED                     ATTAINED                     ATTAINED                     ATTAINED
  AGE*         PERCENT         AGE*         PERCENT         AGE*         PERCENT         AGE*         PERCENT
--------       -------       --------       -------       --------       -------       --------       -------
  0-40           250            50            185            60            130              70          115
    41           243            51            178            61            128              71          113
    42           236            52            171            62            126              72          111
    43           229            53            164            63            124              73          109
    44           222            54            157            64            122              74          107
    45           215            55            150            65            120           75-90          105
    46           209            56            146            66            119              91          104
    47           203            57            142            67            118              92          103
    48           197            58            138            68            117              93          102
    49           191            59            134            69            116              94          101
                                                                                            95+         100


* ATTAINED AGE AS OF THE BEGINNING OF THE POLICY YEAR

                     UNDERTAKING PURSUANT TO RULE 484(B)(1)


                        UNDER THE SECURITIES ACT OF 1933



     Pursuant to the Distribution Agreement filed as Exhibit 1-A(3)(a) to this Registration Statement, Federal Kemper Life Assurance Company (FKLA) and the Separate Account have agreed to indemnify Investors Brokerage Services, Inc.
(IBS) against any claims, liabilities and expenses which IBS may incur under the Securities Act of 1933 (the Act), common law or otherwise, arising out of or based upon any alleged untrue statements of material fact contained in any registration statement or prospectus of the Separate Account, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading. IBS has agreed to indemnify FKLA and the Separate Account against any and all claims, demands, liabilities and expenses which FKLA or the Separate Account may incur, arising out of or based upon any act or deed of IBS or of any registered representative of an NASD member investment dealer which has an agreement with IBS and is acting in accordance with FKLA's instructions.



     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of FKLA or the Separate Account (by virtue of the fact that they may also be agents, employees or controlling persons of IBS) pursuant to the foregoing provisions, or otherwise, FKLA and the Separate Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by FKLA or the Separate Account of expenses incurred or paid by a director, officer or controlling person of FKLA or the Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, FKLA and the Separate Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



             REPRESENTATION REGARDING FEES AND CHARGES PURSUANT TO


                SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940



     Federal Kemper Life Assurance Company ("FKLA") represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by FKLA.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following Papers and Documents:
              The Facing sheet.
           ** Reconciliation and tie between items in N-8B-2 and Prospectus.

              The prospectus consisting of 49 pages.

           ** The undertaking to file reports.

              Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933.


              Representation Regarding Fees and Charges Pursuant to Section 26 of the Investment Company Act of 1940.


              The signatures.

              Written consents of the following persons:
              ** A. Frank J. Julian, Esq. (Included in Opinion filed as Exhibit
                 3(a)).
                 C. KPMG Peat Marwick LLP, independent auditors (Filed as
                 Exhibit 6(a)).

                 D. Christopher J. Nickele, FSA (Included in Opinion filed as
                 Exhibit 3(b)).

              The following exhibits:

             ****1-A(1)           FKLA Resolution establishing the Separate Account
               **1-A(3)(a)        Distribution Agreement between FKLA and Investors Brokerage
                                  Services, Inc.
                *1-A(3)(b)(i)     FKLA General Agent Agreement
              ***1-A(3)(b)(ii)    Specimen Selling Group Agreement of Investors Brokerage
                                  Services, Inc.
               **1-A(3)(c)        Schedules of commissions
               **1-A(5)           Specimen Policy
             ****1-A(6)(a)        FKLA Articles of Incorporation
             ****1-A(6)(b)        By-Laws of FKLA
                 1-A(8)(a)        Janus Aspen Series Fund Participation Agreement
                 1-A(8)(b)        Participation Agreement among Variable Insurance Products Fund,
                                  Fidelity Distributors Corporation and Federal Kemper Life
                                  Assurance Company
                 1-A(8)(c)        Participation Agreement among Variable Insurance Products Fund
                                  II, Fidelity Distributors Corporation and Federal Kemper Life
                                  Assurance Company
                 1-A(8)(d)        Form of Participation Agreement by and among Federal Kemper Life
                                  Assurance Company and Warburg, Pincus Trust and Warburg, Pincus
                                  Counsellors, Inc. and Counsellors Securities Inc.
                 1-A(8)(e)        Participation Agreement among Kemper Investors Fund, Zurich
                                  Kemper Investments, Inc., Kemper Distributors, Inc. and Federal
                                  Kemper Life Assurance Company
               **1-A(10)          Application for Policy
               **3(a)             Opinion and consent of legal officer of FKLA as to legality of policies being registered
                 3(b)             Opinion and consent of actuarial officer of FKLA regarding prospectus illustrations and actuarial matters
                 6(a)             Consent of independent auditors
                 8                Procedures Memorandum, pursuant to Rule 6e-3(T)(b)(12)(iii)
             ****11               Representations, description and undertakings regarding
                                  mortality and expense risk charge, pursuant to Rule
                                  6e-3(T)(b)(13)(iii)(F)
                 13               Representation of Counsel (Rule 485(b))


-------------------------
    * Filed with the Registration Statement of the Registrant on Form S-6 filed on June 3, 1994.

   ** Filed with the Pre-Effective Amendment No. 1 of the Registrant on Form S-6 filed on March 24, 1995.

  *** Filed with the Registration Statement on Form S-6 for KILICO Variable
      Separate Account filed on or about December 26, 1995 (File No. 33-65399).

 **** Filed with the Post-Effective Amendment No. 2 to the Registration
      Statement on Form S-6 for FKLA Variable Separate Account filed on or about May 30, 1996.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, FKLA Variable Separate Account, certifies that it meets the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Long Grove and State of Illinois on the 23rd day of December, 1996.


                                       FKLA VARIABLE SEPARATE ACCOUNT
                                       (Registrant)

                                       By: Federal Kemper Life Assurance Company
                                       (Depositor)

                                       By: /s/ JOHN B. SCOTT

                                         ---------------------------------------
                                         John B. Scott, Chief Executive
                                         Officer and President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following directors and principal officers of Federal Kemper Life Assurance Company in the capacities indicated on the 23rd day of December, 1996.


                  SIGNATURE                                          TITLE
---------------------------------------------    ---------------------------------------------
/s/ JOHN B. SCOTT                                Chief Executive Officer, President and
---------------------------------------------    Director (Principal Executive Officer)
John B. Scott
/s/ W. H. BOLINDER                               Chairman of the Board and Director
---------------------------------------------
William H. Bolinder
/s/ FREDERICK L. BLACKMON                        Senior Vice President and Chief Financial
---------------------------------------------    Officer (Principal Financial Officer and
Frederick L. Blackmon                            Principal Accounting Officer)
/s/ DANIEL L. DOCTOROFF                          Director
---------------------------------------------
Daniel L. Doctoroff
/s/ LOREN J. ALTER                               Director
---------------------------------------------
Loren J. Alter
/s/ STEVEN M. GLUCKSTERN                         Director
---------------------------------------------
Steven M. Gluckstern
/s/ PAUL H. WARREN                               Director
---------------------------------------------
Paul H. Warren
/s/ MICHAEL P. STRAMAGLIA                        Director
---------------------------------------------
Michael P. Stramaglia

                                 EXHIBIT INDEX


                                                                                       SEQUENTIALLY
   EXHIBIT                                                                              NUMBERED
   NUMBER                                          TITLE                                 PAGES
-------------          --------------------------------------------------------------  ----------
99.1-A(8)(a)           Janus Aspen Series Fund Participation Agreement
99.1-A(8)(b)           Participation Agreement among Variable Insurance Products
                       Fund, Fidelity Distributors Corporation and Federal Kemper
                       Life Assurance Company
99.1-A(8)(c)           Participation Agreement among Variable Insurance Products Fund
                       II, Fidelity Distributors Corporation and Federal Kemper Life
                       Assurance Company
99.1-A(8)(d)           Form of Participation Agreement by and among Federal Kemper
                       Life Assurance Company and Warburg, Pincus Trust and Warburg
                       Pincus, Counsellors, Inc. and Counsellors Securities Inc.
99.1-A(8)(e)           Participation Agreement among Kemper Investors Fund, Zurich
                       Kemper Investments, Inc., Kemper Distributors, Inc. and
                       Federal Kemper Life Assurance Company
99.3(b)                Opinion and consent of actuarial officer of FKLA regarding prospectus illustrations and actuarial matters
99.6(a)                Consent of independent auditors
99.8                   Procedures Memorandum, pursuant to Rule 6e-3(T)(b)(12)(iii)
99.13                  Representation of Counsel (Rule 485(b))